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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

City National Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CITY NATIONAL CORPORATION

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

        We invite you to attend the 2012 Annual Meeting of Stockholders of City National Corporation to be held on May 9, 2012 at 4:30 p.m., PDT at City National Plaza, 555 South Flower Street, Thirteenth Floor, Los Angeles, California.

        At the meeting you will be asked to:

  1.
  Elect four directors;

  2.
  Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2012;

  3.
  Approve and adopt an amendment to our 2008 Omnibus Plan;

  4.
  Approve and adopt an amendment to our Restated Certificate of Incorporation to declassify our Board of Directors;

  5.
  Approve an advisory vote to approve named executive officer compensation;

  6.
  Transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

        Stockholders of record at the close of business on March 12, 2012 are entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment of the meeting.

        YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE, OR IF YOU PREFER, BY COMPLETING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. SPECIFIC INSTRUCTIONS FOR VOTING ON THE INTERNET OR BY TELEPHONE ARE ATTACHED TO THE PROXY CARD.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 9, 2012: This Notice of Annual Meeting and Proxy Statement are also available at www.cnb.com/investor-relations/investor-kit.asp.

        We appreciate your continuing support and look forward to seeing you at City National Corporation's annual meeting.

Sincerely,

BRAM GOLDSMITH Chairman of the Board	RUSSELL GOLDSMITH Chief Executive Officer and President
Los Angeles, California April 4, 2012

CITY NATIONAL CORPORATION
555 South Flower Street
Los Angeles, California 90071
(213) 673-7700

ANNUAL MEETING OF STOCKHOLDERS ON MAY 9, 2012

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,
PROXY MATERIALS AND VOTING

Q.
Why did you send me this proxy statement?

A.
We sent you this proxy statement because the Board of Directors of City National Corporation (Corporation or Company) is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders to be held on Wednesday, May 9, 2012 at 4:30 p.m., PDT. You are cordially invited to attend the annual meeting and are requested to vote on the Proposals described in this proxy statement. The annual meeting is being held this year at City National Plaza at 555 South Flower Street, Thirteenth Floor, Los Angeles, California, 90071.

Q.
When is this proxy statement being mailed to stockholders?

A.
This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 4, 2012.

Q.
What am I voting on?

A.
•      The election of directors;

•
Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2012;

•
Amendment of the 2008 Omnibus Plan;

•
Amendment of our Restated Certificate of Incorporation to declassify our Board of Directors;

•
An advisory vote to approve named executive officer compensation.

        We will also consider any other business that properly comes before the meeting.

Q.
How does the Board of Directors recommend I vote?

A.
The Board of Directors recommends you vote "FOR" each of the proposals.

Q.
Who can vote at the annual meeting?

A.
Stockholders of record on the Record Date, which was Monday, March 12, 2012, may vote at the annual meeting. At the close of business on the Record Date, there were 53,215,924 shares of the Corporation's common stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the annual meeting.

Q.
How many votes are needed to hold the annual meeting?

A.
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting us to hold the meeting and conduct business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.

Q.
What do I have to do to vote?

A.
You may vote by granting a proxy, or for shares held in "street name" through a broker or other nominee, by submitting voting instructions to your broker or other nominee. If your shares are held in street name, you will receive instructions that you must follow to have your shares voted. See below for more information on voting your shares if held in street name.

  If you hold your shares as the stockholder of record, follow the instructions on each proxy card you receive to vote either on the Internet, by telephone, OR by mailing your signed proxy card in the enclosed return envelope. Your shares will be voted as you direct. If you do not tell us how you want to vote your shares, and we are permitted to vote on your behalf, your shares will be voted FOR each of the Board of Directors' nominees for election as director, FOR ratification of KPMG LLP (KPMG) as our independent registered public accounting firm, FOR amendment of the 2008 Omnibus Plan, FOR amendment of the Restated Certificate of Incorporation, and FOR an advisory vote to approve named executive officer compensation.

  If you are the record holder of the shares, you may change or revoke your vote at any time before it is counted at the annual meeting by (i) notifying our Secretary at the address shown above; (ii) attending the annual meeting and voting in person; or (iii) submitting a later dated proxy card. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, we recommend that you revoke or amend your prior instructions in the same way you initially gave them—that is, by telephone, Internet or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted. If you revoke by mail, or by using the telephone or Internet voting options, we must receive the revocation several hours before the annual meeting begins. If you choose to revoke by mail, please make sure you have provided enough time for the replacement proxy to reach us. Once the annual meeting begins you can only revoke your proxy in person. Once the polls close at the annual meeting, the right to revoke ends. If you have not properly revoked your proxy, we will vote your shares in accordance with your most recent valid proxy.

  In addition, if other matters are properly presented for voting at the annual meeting, the proxy holders are also authorized to vote on such matters as they shall determine in their sole discretion. As of the date of this proxy statement, we have not received notice of any other matters that may be properly presented for voting at the annual meeting.

Q.
What do I have to do to vote my shares if they are held in the name of my broker?

A.
If your shares are held by your broker or other nominee, you must vote your shares through your broker or other nominee. You should receive a form from your broker or other nominee asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker or other nominee, including instructions for voting by telephone or on the Internet. You may change your vote by submitting new voting instructions to your broker or other nominee.

  If you do not give instructions to your broker or other nominee, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange (NYSE), brokers and other nominees have the discretion to vote on routine matters such as Proposal 2, but do not have discretion to vote on non-routine matters such as Proposals 1 and 3-5. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual Meeting. A broker non-vote occurs when a broker has not received voting instructions from the customer and the broker cannot vote the shares because the matter is not considered a routine matter under NYSE rules. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal.

Q.
How do I vote my shares that I hold in the City National Corporation Profit Sharing Plan?

A.
If you hold shares in your account under the City National Corporation Profit Sharing Plan (Profit Sharing Plan), you will receive directions on how to submit your voting instructions as part of your proxy mailing. For any shares you hold in the Profit Sharing Plan, if your voting instructions are not received by Friday, May 4, 2012, your shares will be voted in proportion to the way the other Profit Sharing Plan participants voted their shares. If your shares are held in our Profit Sharing Plan, you may change your vote by following the voting instructions as part of your proxy mailing, except that any changes to your voting instructions must be provided by Friday, May 4, 2012. You will not be able to change your vote after this deadline.

Q.
What is the vote required for each proposal?

A.

Proposal		Vote Required	Broker Discretionary Voting
1.	Election of directors	Votes cast "For" the nominee must exceed the number of votes cast "Against"	No
2.	Ratification of auditors for Fiscal Year 2012	Affirmative Vote of Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes
3.	Amendment of the 2008 Omnibus Plan	Affirmative Vote of Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No
4.	Amendment of the Restated Certificate of Incorporation	Affirmative Vote of Majority of the Shares Entitled to Vote	No
5.	Advisory vote to approve named executive officer compensation	Affirmative Vote of Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

  With respect to each Proposal, you may vote For, Against or Abstain. With regard to Proposal 1, pursuant to our bylaws, we will not count abstentions or broker non-votes as either for or against a director, so abstentions and broker non-votes have no effect on the election of a director. If you Abstain from voting on any of Proposals 2-5, the abstention will have the same effect as an Against vote. With respect to Proposal 3, under NYSE rules, the total votes cast on the proposal must represent over 50% of all shares entitled to vote on the proposal. Proposal 5 is an advisory vote and is non-binding on our Board. Broker non-votes have no effect on Proposals 2, 3 and 5, but will be the same as an Against vote on Proposal 4.

Q.
How may I obtain a separate set of proxy materials or request a single set for my household? What should I do if I receive more than one set of voting materials?

A.
If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2011 Summary Annual Report, Form 10-K for the year ended December 31, 2011, and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, please request the additional copies by e-mail to investor_relations@cnb.com, by facsimile to (213) 673-7622 or by calling (213) 673-7615. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us in the same manner or write us at the address set forth below in the last question to request delivery of a single copy of these materials.

Q.
Why may I receive multiple voting instruction forms and/or proxy cards?

A.
If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. If you are an employee of City National Bank, you will receive a voting instruction card for all the shares you hold in the Profit Sharing Plan and you will receive a proxy card for any restricted shares of our common stock you hold. In each case, please follow the voting instructions on the card or form you receive to vote your shares on the Internet, by telephone or by completing and returning each proxy card and voting instruction form that you receive.

Q.
Who is paying for this solicitation?

A.
The Corporation will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, proxies may be solicited personally or by telephone, facsimile, the Internet or other means by certain directors, officers and employees who will receive no additional compensation for their services. We have engaged Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to assist in the solicitation of proxies at an estimated fee of $20,000 plus disbursements. We will pay brokers and others who hold our common stock in their name for the expenses of forwarding the proxy materials to the beneficial owners of the common stock.

Q.
What are the guidelines for attending the meeting?

A.
Any stockholder entitled to vote at the annual meeting may attend the annual meeting. If you plan to attend the annual meeting, please bring the admission ticket attached to your proxy card and photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from the broker or nominee confirming your ownership as of the record date, which is March 12, 2012. Failure to bring such a letter may prevent you from attending the meeting.

Q.
How do I get more information about the Corporation?

A.
With this proxy statement, we are also sending you our 2011 Summary Annual Report and our Form 10-K for the year ended December 31, 2011, which includes our financial statements. At your request, we will send you additional copies of these reports without charge, and we also make these items available on our website at www.cnb.com/investor-relations/investor-kit.asp. The Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (SEC) but not the exhibits. If you wish to receive copies of the exhibits, you may request them from us by mail, facsimile or e-mail at the following contact information. We will send the exhibits to you upon payment of our expenses for doing so.

  Investor Relations
  City National Corporation
  555 S. Flower Street, 9th Floor
  Los Angeles, California 90071
  Facsimile: (213) 673-7622
  E-mail:   investor_relations@cnb.com

  Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. The other materials available in the online investor kit include our annual reports on Form 10-K and quarterly reports on Form 10-Q. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including City National Corporation.

PROPOSAL 1: ELECTION OF DIRECTORS

        Our Restated Certificate of Incorporation currently provides for a Board of Directors divided into three classes, with the term of office of one class expiring each year, meaning that our stockholders elect approximately one-third of our Directors at each annual meeting. Each class of Directors is currently elected for a term of three years. Our Board of Directors presently has 11 members. The term of office of our Class I directors will expire at this year's annual meeting. As discussed below, pursuant to Proposal 4, the shareholders are being asked to approve and adopt an amendment to our Restated Certificate of Incorporation to declassify our Board of Directors. On the nomination of our Board, Kenneth L. Coleman, Bruce Rosenblum, Peter M. Thomas and Christopher J. Warmuth, will each stand for re-election as Class I directors at this year's annual meeting to serve (i) for a one year term expiring at our annual meeting in 2013 or until their successors have been elected and qualified if Proposal 4 is approved by the stockholders, or (ii) for a three year term expiring at our annual meeting in 2015 or until their successors have been elected and qualified if Proposal 4 is not approved by the stockholders.

        Unless otherwise directed, the persons named as proxies in the enclosed proxy card intend to vote "FOR" the election of the nominees. If one or more of the nominees unexpectedly becomes unavailable to serve as a director, the proxies may be voted for one or more substitute nominees selected by our Board of Directors, or the authorized number of directors may be reduced. If the authorized number of directors is reduced for any reason, the proxies will be voted for the election of the remaining nominees named in this proxy statement. To the best of our knowledge, all nominees are and will be available to serve as directors.

        Set forth below is information as of February 1, 2012 about each nominee for election as a Class I director, and each of the Class II and Class III directors whose terms have not yet expired and who will continue to serve as directors after this year's annual meeting. Each of the current directors is also a director of City National Bank (Bank), a wholly owned subsidiary of City National Corporation (collectively, Corporation and Bank are referred to in this Proxy Statement as the Company). The biographies of each of the nominees and continuing directors below includes information about the person's age, principal occupation, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the specific experiences, qualifications, attributes or skills that led the Compensation, Nominating & Governance Committee (CN&G Committee or Compensation Committee) of the Company and the Board to determine that the person should serve as a director. In addition, the CN&G Committee believes that each nominee and continuing director satisfies the director qualification criteria and factors set forth in our Corporate Governance Guidelines, including diversity, as described below under Company Corporate Governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF KENNETH L. COLEMAN, BRUCE ROSENBLUM,
PETER M. THOMAS AND CHRISTOPHER J. WARMUTH.

Nominees for election as Class I Directors with Terms Expiring in 2013(1):

Name	Age	Principal Occupation and Other Directorships/Qualifications	Director of Bank Since	Director of Corporation Since
Kenneth L. Coleman	69	Non-executive Chairman of the Board, MIPS Technologies since November 2010 and Director since January 1998. Director United Online, Inc. since September 2001. Non-executive Chairman of the Board, Accelrys, Inc. from February 2006 to December 2011 and Director since May 2003.	2003	2003

Mr. Coleman contributes to the Board his highly successful executive and entrepreneurial experience in the computer and technology industry, knowledge about the Northern California economy, extensive experience in human resources; strong skills in evaluating business issues and making strategic business judgments; and understanding the impact of science and technology on consumers, companies and the economy. Mr. Coleman also has unique experience in the management of the Information Technology function to ensure that it maximizes its impact on the enterprise.

Bruce Rosenblum	53	President, Warner Bros. Television Group since September 2005; Chairman and CEO, Academy of Television Arts & Sciences, effective January 2012.	2007	2007

Mr. Rosenblum contributes to the Board his significant achievement and experience in the entertainment business and knowledge regarding the entertainment industry and clients, as well as skills in evaluating business and legal issues, handling personnel, compensation and operational matters and strategic planning.

Peter M. Thomas	61	Managing Partner, Thomas & Mack Co., LLC, a commercial real estate development company, for more than the past five years. From 1992 to 1995, President and Chief Operating Officer of Bank of America-Nevada; and from 1982 to 1992, President and Chief Operating Officer of Valley Bank of Nevada. Director of Boyd Gaming Corporation since April 2004.	2003	2003

Mr. Thomas contributes to the Board his extensive experience in the banking, finance and commercial real estate industries, including service on other public company boards, as well as strong management skills, financial sophistication and expertise, and the ability to make strategic decisions and provide valuable insight into the Nevada economy and competitive landscape.

Name	Age	Principal Occupation and Other Directorships/Qualifications	Director of Bank Since	Director of Corporation Since
Christopher J. Warmuth	57	Executive Vice President, City National Corporation and President, City National Bank since May 2005.	2005	2005

Mr. Warmuth contributes to the Board his broad based knowledge of the banking and real estate industries, an in-depth understanding of the Company, its businesses and operations, including credit policy and risk management; and valuable and strategic insight into the Company's challenges and opportunities.

Class II Directors (Terms Expire at 2013 Annual Meeting):

Name	Age	Principal Occupation and Other Directorships/Qualifications	Director of Bank Since	Director of Corporation Since
Russell Goldsmith(2)	61	Chief Executive Officer of City National Corporation and Chairman of the Board and Chief Executive Officer, City National Bank since October 1995. President of City National Corporation since May 2005. Representative of the Twelfth District to the Federal Reserve's Federal Advisory Council (FAC) from 2008 through 2011 and Vice President of the FAC for 2010 and 2011. Director of Wynn Resorts, Limited since May 2008.	1978	1979

Mr. Goldsmith contributes to the Board his broad knowledge of the banking, legal and entertainment industries; a deep understanding of the Company and its personnel, clients, and communities, as well as its operations, strategy, value proposition and history; and strong management and leadership skills from his extensive experience as a community, business and industry leader, including his service as the former Chairman and CEO of Republic Pictures, vice chairman of the San Diego Padres, as an attorney, and on other public company boards.

Name	Age	Principal Occupation and Other Directorships/Qualifications	Director of Bank Since	Director of Corporation Since
Ronald L. Olson	70	Partner, Munger, Tolles & Olson, law firm, for more than the past five years. Director, Edison International since 1995, Berkshire Hathaway, Inc. since 1997, The Washington Post Company since 2003 and Western Asset Funds, Inc. since 2005, including serving as a Director of Western Asset Income Fund and as a Trustee of Western Asset Premier Bond Fund.	2001	2001

Mr. Olson contributes to the Board his insight, sophisticated decision-making skills and counsel as a prominent and well-respected attorney, with extensive experience in securities and other complex litigation matters and transactional and corporate governance issues, as well as wide-ranging contacts in the community developed through his years of industry leadership and service on other public company boards.

Robert H. Tuttle	68

Co-managing Partner, Tuttle-Click Automotive Group since November 2009 and from 1989 to July 2005. From July 2005 to February 2009, U.S. Ambassador to the Court of St. James's, London, England. From 1988 to 1989, Assistant to the President and Director of Presidential Personnel, The White House, from 1985 to 1988, Deputy Assistant to the President and Director of Presidential Personnel, The White House, and from 1982 to 1985, Special Assistant to the President, The White House. Director, City National Corporation from 2002 to 2005 and Arizona Bank from 1989 to 1998. From 1994 to 1998, Chairman of the Executive Committee of Arizona Bank.

			2010	2010

Mr. Tuttle contributes to the Board his experience as a business leader, former bank director and distinguished public servant, with extensive knowledge of international relations and markets, and strong relationships within the global community. Mr. Tuttle has extensive experience with human resources, business operations, sales, service and marketing, and the ability to make complex, sophisticated decisions.

Class III Directors (Terms Expire at 2014 Annual Meeting):

Name	Age	Principal Occupation and Other Directorships/Qualifications	Director of Bank Since	Director of Corporation Since
Richard L. Bloch	82	President, Piñon Farm, Inc. and Co-management Partner of CLB Partners for more than the past five years.	1974	1979

Mr. Bloch contributes to the Board his entrepreneurial skills and abilities as an experienced business leader in the real estate and entertainment industries and as a public servant, with extensive knowledge of and contacts in the San Diego community and a broad-based understanding of the Company from his years of service on the Company's Board.

Bram Goldsmith(2)	88	Chairman of the Board, City National Corporation, for more than the past five years.	1964	1969

Mr. Goldsmith contributes to the Board his many years of experience as a successful real estate developer and as a leader of both the banking industry and the Company. He brings to the Board his unique perspective as one of the earliest clients of the Bank, his 47 years as a director of the Company, his service as the Chairman of the Company since 1975, and as the Chief Executive Officer of the Company from 1975 to 1995.

Ashok Israni	64	President and Chairman, Pacifica Companies for more than the past five years.	2007	2007

Mr. Israni contributes to the Board his significant knowledge in real estate development and investment, in-depth knowledge of the economy in San Diego and Southern California, and the ability to analyze complex business problems and develop creative solutions arising from his substantial success as an entrepreneur.

Kenneth Ziffren	71	Partner, Ziffren Brittenham LLP, law firm, for more than the past five years.	1989	1989

Mr. Ziffren contributes to the Board his extensive experience as a leading entertainment lawyer and law professor at UCLA with deep knowledge of the entertainment and media businesses and sophisticated experience in evaluating business issues, negotiating contracts, advising clients, resolving disputes and making strategic decisions.

(1)
Class I directors are nominated to serve (i) for a one year term expiring at our annual meeting in 2013 if Proposal 4 is approved by the stockholders or (ii) for a three year term expiring at our annual meeting in 2015 if Proposal 4 is not approved by the stockholders.

(2)
Russell Goldsmith is the son of Bram Goldsmith.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Board of Directors has ratified the decision of the Audit & Risk Committee to appoint KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Although we are not required to do so, it has been our practice to seek stockholder ratification of this appointment as a matter of good corporate governance. KPMG has audited our financial statements since 1993. Representatives of KPMG will be present at our annual meeting to make a statement, if they desire to do so, and to respond to appropriate questions.

        If the stockholders fail to ratify the selection, the Board of Directors may reconsider whether or not to retain KPMG and reserves the discretion to retain KPMG as our independent registered public accounting firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such change would be in the best interests of the Corporation and its stockholders.

        We incurred the following fees in 2011 and 2010 for professional services provided by KPMG:

	2011	2010
Audit Fees(1)	$1,832,000	$1,798,244
Audit-Related Fees(2)	287,000	217,300
Tax Fees(3)	53,131	16,401
All Other Fees(4)	45,000	—

Total Fees	$2,217,131	$2,031,945

(1)
Audit Fees represented fees for professional services provided in connection with the integrated audit of the Company's financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-Related Fees consisted of professional services related to audits of employee benefit plans, internal control reviews of wealth management department operations, AIMR performance attestations regarding the wealth management department and other audit services requested by management, which are in addition to the scope of the financial statement audit.

(3)
Tax Fees included tax return review and tax compliance advice.

(4)
All Other Fees represented fees for other professional services that are not included in Audit Fees, Audit-Related Fees or Tax Fees.

        The Audit & Risk Committee's policy is to pre-approve all audit and non-audit services to be provided by our independent registered public accounting firm. Pre-approvals are generally provided for up to one year, are detailed as to the particular service or category of services, and are subject to a specific budget. The Audit & Risk Committee has delegated pre-approval authority to its Chairman when expedited approval of services is necessary. All of the services provided by KPMG in 2011 and 2010 were pre-approved by the Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE RATIFICATION OF THE SELECTION OF KPMG AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 PROPOSAL 3: AMENDMENT OF THE 2008 OMNIBUS PLAN

        We are asking stockholders to approve an amendment to the Corporation's 2008 Omnibus Plan (2008 Plan) to reserve 750,000 additional shares for issuance under the 2008 Plan. There were 1,394,422 Shares (Existing Shares) available for issuance under the 2008 Plan as of December 31, 2011. In order to ensure that we have sufficient shares of common stock of the Corporation (Shares) available under the 2008 Plan to retain equity based awards as a core element of our compensation program, the Board of Directors recommends adoption of the amendment to the 2008 Plan.

        The objective of the 2008 Plan is to promote the success and enhance the value of the Corporation by providing an additional means to attract, motivate, retain, reward and recognize employees of the Corporation and its subsidiaries. The Board of Directors has found equity based awards to be an effective means of compensating employees to motivate them to achieve strong future performance for the Company and to align their interests with the Corporation's stockholders to build long term stockholder value. The Board of Directors believes that the additional shares are consistent with the purposes of the 2008 Plan and desirable in order to service the needs of the plan. In the event stockholder approval of the amendment is not obtained, the Corporation will continue to grant awards available from Existing Shares pursuant to the 2008 Plan, and subject to applicable laws, but the Corporation would lose much of the alignment and retention value relied on today to deliver effective long term compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE PROPOSAL TO AMEND THE 2008 OMNIBUS PLAN.

Plan Features and Grant Practices That Protect Stockholder Interests:

  •
  The 2008 Plan provides for grants of Restricted Stock Units settled solely in cash (CS-RSUs), which the Company has determined to grant in conjunction with other types of awards (Awards) under the 2008 Plan to reduce the Company's dilution to other stockholders while continuing to retain equity based awards as a core element of long term compensation. The long term compensation grants made in 2012 to our executives include approximately 25% CS-RSUs. CS-RSUs track to our common stock price, align executive interests with stockholders and emphasize our performance based culture. Dividend equivalents on CS-RSUs are paid only if and when the underlying Award vests.

  •
  For each Award of Restricted Stock (RS), Restricted Stock Units (RSUs), Performance Shares (PS), Performance Share Units (PSUs), or Performance Units (PRUs) actually paid in Shares under the 2008 Plan, 2 Shares (3.3 Shares for Awards made prior to April 21, 2010) will be subtracted from the maximum number of Shares available for Awards under the Plan.

  •
  The 2008 Plan does not include "liberal share counting" provisions. Only Shares subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award (provided the participant did not receive dividends during the period in which the participant's ownership was unvested) or Shares which are subject to any Award, or portion of any Award, that is settled for cash, will be available for Awards as additional Shares under the 2008 Plan. Shares withheld or tendered as payment of the exercise price or for taxes in connection with an Award will not be added back to the available Shares.

  •
  The 2008 Plan prohibits the use of discounted stock options or Stock Appreciation Rights (SARs), or the repricing of stock or SARs, without stockholder approval, including the repurchase of underwater options or SARs for cash.

  •
  Awards may generally be exercised only by the person to whom they were granted, and unless otherwise permitted by the Corporation, cannot be sold, pledged, assigned or otherwise transferred, except to the Corporation, by a designation of beneficiary, or according to the grantee's will or the laws of descent and distribution or according to the terms of certain court orders.

  •
  PS, PSUs and PRUs may not vest sooner than twelve months from the date of the Award subject to earlier lapse in the case of death, total disability or a change in control; and restrictions on RS and RSUs may not lapse sooner than a period of thirty-six months from the date of the Award subject to earlier lapse in the case of death, total disability or a change in control.

  •
  Grants of RSUs denominated in Shares and payable in Shares, cash or a combination thereof and of PRUs valued by reference to a designated amount of cash or property other than Shares and payable as the CN&G Committee determines, including in Shares, cash or a combination thereof, are authorized based upon achievement of specified performance goals.

The following table summarizes information, as of December 31, 2011, relating to equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	5,650,811	(1)(2)	$52.77	(2)	1,394,422	(3)
Equity compensation plans not approved by security holders(4)	319,761		$50.34		—

Total	5,970,572	(2)	$52.61	(2)	1,394,422	(3)

(1)
Includes 382 shares assumed in the acquisition of Business Bank Corporation (BBC) with a weighted-average exercise price of $38.72. BBC stockholders had approved these stock option plans.

(2)
Includes 875,197 shares of outstanding RS and RSUs, and 105,379 shares of vested RSUs where shares have not yet been issued. The weighted-average exercise price does not take into account awards that have no exercise price such as RS and RSUs.

(3)
The 2008 Plan provides for the reduction in the maximum number of shares available for Awards of 2 shares (3.3 shares for Awards made prior to April 21, 2010) for every share of RS or RSU issued.

(4)
In March 2001, the Board of Directors adopted the 2001 Stock Option Plan (2001 Plan), under which options were only granted to employees of the Company who were neither directors nor executive officers. The 2001 Plan contains a change in control provision similar to the 2008 Plan. The 2001 Plan was not submitted to the stockholders for their approval, and no further awards can be issued under the 2001 Plan. Equity compensation plans not approved by stockholders include the Company's Executive Deferred Compensation Plan and Director Deferred Compensation Plan (collectively, the Plans). The Plans allow eligible employees and non-employee directors to defer specified portions of their compensation (e.g., salaries, bonuses and commissions for employees and annual retainers, annual awards, committee chair retainers and meeting fees for directors) into the Plans. Participants of the Plans can allocate their deferrals among a number of investment options, including investing in units that correlate to shares of the Company's common stock (CNC Stock Fund). The portion of deferred compensation invested in the CNC Stock Fund is payable in shares of the Company's common stock following termination of employment or board service. As of December 31, 2011, the CNC Stock Fund held 48,406 units that correlate to shares of the Company's common stock.

Description of the 2008 Omnibus Plan

        The following summary of the 2008 Plan sets forth its material terms. It is, however, a summary and qualified in its entirety by reference to the 2008 Plan. For stockholder convenience, the 2008 Plan has been restated to incorporate all amendments made to the 2008 Plan since adoption, and also to incorporate the amendment increasing the number of Shares that may be granted under the 2008 Plan. The complete amended and restated 2008 Plan is attached as Appendix A.

Administration and Eligibility

        The 2008 Plan is administered by the CN&G Committee. Except for any amendment requiring stockholder approval under applicable law or the NYSE listing standards, the Board of Directors may amend, suspend or discontinue the 2008 Plan in its discretion. Termination of the 2008 Plan will not affect any Awards then outstanding.

        Officers at the level of Vice President or above and other officers who provide substantial services to the Corporation and non-employee directors are eligible to participate as well as other persons who perform or agree to perform substantial services for the Corporation of a nature similar to those performed by key employees, including significant agents and consultants, except that Incentive Stock Options (ISOs) may only be granted to employees. The CN&G Committee determines which employees will receive Awards and the terms of the Awards. As of January 1, 2012, approximately 283 officers and 8 non-employee directors are eligible to participate in the 2008 Plan. The Company does not currently have a practice of issuing Awards from the 2008 Plan to non-employee directors. No determination has been made as to the number of agents, consultants and other persons who are neither employees nor directors, but who might have been, or may be, eligible to participate in the 2008 Plan.

        No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the 2008 Plan if the amendment is approved. All current executive officers as a group have received an aggregate of 1,393,969 stock options, 155,020 RSUs and 375,680 awards of RS under the 2008 Plan, and all of our other current employees as a group (including our current officers who are not executive officers) have received an aggregate of 815,613 stock options, 0 RSUs and 315,656 awards of RS under the 2008 Plan. Our current non-employee directors have not received any awards under the 2008 Plan.

Kinds of Awards

        The following types of Awards are authorized by the 2008 Plan:

        Stock Options:     Stock options (Options), either ISOs or Nonqualified Stock Options (NSOs), may be granted to eligible employees. ISOs are subject to certain limitations not applicable to NSOs. NSOs may be granted to non-employee directors. The exercise price of all Options may not be less than the fair market value of the Corporation's common stock on the date of grant (for an ISO granted to any eligible employee owning more than 10% of the Corporation's stock the exercise price may not be less than 110% of the fair market value). The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

        Stock Appreciation Rights:     SARs may be granted to eligible employees or non-employee directors, either in tandem with Options or freestanding. Upon exercise, the holder receives a specified amount in cash, Shares, or a combination of the two. The exercise price of SARs may not be less than the fair market value of a Share on the date of grant. Each SAR entitles the holder to receive the excess of the fair market value of a Share on the exercise date over the fair market value of such Share on the date the SAR was awarded, subject to any maximum determined by the CN&G Committee. If SARs are granted in tandem with Options, they may be exercised only during the time and to the extent that the related Options may be exercised, and the number of Options held by the optionee is decreased by the number of SARs exercised by the optionee.

        The CN&G Committee may not reduce the exercise price of any Option or SAR granted under the 2008 Plan.

        Restricted Stock Awards:     RS Awards may be granted to eligible employees or non-employee directors. The CN&G Committee shall determine the consideration to be paid. Except in the case of death, total disability, or change in control, the restrictions may not lapse with respect to any RS Award, including RSUs, over a period of less than three years following the date of the Award, and unless otherwise provided in the applicable award agreement, recipients of a RS Award shall be entitled to cash dividend and voting rights for all RS issued even though not vested, provided that such rights shall terminate immediately as to any RS which ceases to be eligible for vesting. An award agreement may provide that cash dividends shall be automatically deferred and reinvested in additional RS, held subject to the vesting of the underlying RS. RSUs may be granted to any eligible employee or non-employee director which may be payable in Shares, cash or a combination thereof. Recipients of CS-RSUs will not be entitled to voting rights, but will be credited with Dividend Equivalent Units (DEUs) based on dividends paid on the Corporation's stock. Recipient's rights to DEUs terminate immediately as to any CS-RSUs that cease to be eligible for vesting.

        Performance Share Awards:     PS Awards may be granted based on criteria determined by the CN&G Committee which, if achieved, result in the Corporation's issuing to the employee or non-employee director an amount in Shares, cash or a combination equal to the fair market value of the number of Shares specified in the Award Agreement, subject to any maximum determined by the Committee. The financial criteria include those outlined in Section 1.2(x) of the 2008 Plan attached as Appendix A, which criteria may be applied to any Award. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal under such circumstances as the Committee may determine, subject to Section 162(m) of the Internal Revenue Code (Code); provided that except in the case of the employee's death, total disability, or in the case of a change in control, the restrictions on the PSUs may not lapse sooner than twelve months from the date of the Award. PSUs may be granted to any eligible employee or non-employee director.

        Performance Unit Awards:     PRUs may be granted to eligible employees valued by reference to a designated amount of cash or property other than Shares, which value may be paid by delivery of such property as the CN&G Committee shall determine, including, without limitation, Shares, cash or a combination thereof, upon achievement of such performance goals during the performance period as the CN&G Committee shall establish at the time of such grant or thereafter.

Maximum Shares

        The maximum number of shares for which Options and freestanding SARs may be granted to a single employee in any three calendar year period may not exceed 2,400,000 Options or SARs, or in the case of RS, RSUs, PS, or PSUs, their equivalent at the ratio of 1:3.3 for Awards made prior to April 21, 2010 and 1:2 for Awards made subsequent to April 21, 2010. The limitations are subject to adjustment in the event of changes in the capitalization or corporate structure of the Corporation. Upon termination, cancellation, forfeiture or expiration of any unexercised Award under the Existing Plan, the number of shares with respect to which Awards may be granted under the 2008 Plan will be increased by the number of shares to which such unexercised Award pertained. In addition, the maximum value of the property, including cash or shares, that may be paid or distributed to any eligible employee or non-employee director pursuant to a grant of PRUs with respect to any three calendar year period is $15 million dollars.

Terms of Awards

        The CN&G Committee determines the vesting (subject to the vesting limitations set forth in the 2008 Plan, as described immediately above under Kinds of Awards) and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Corporation's stock must not be for a term longer than five years. Except as otherwise provided in the Plan, Awards do not vest or become exercisable until at least six months after the date of grant.

        Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Corporation, cannot be sold, pledged, assigned or otherwise transferred, except to the Corporation, by a designation of beneficiary or according to the grantee's will or the laws of descent and distribution or according to the terms of certain court orders.

        The CN&G Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

Adjustments and Extraordinary Events

        In the event of an extraordinary corporate transaction, the Committee shall proportionately adjust the 2008 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria. If a Change in Control Event, as defined in the 2008 Plan, takes place, then all outstanding Options and SARs become exercisable, all RS and RSU restrictions lapse and all PS, PSUs and PRUs shall become vested, unless the CN&G Committee determines otherwise, in which event the CN&G Committee will make provision for continuation and, if required, assumption of the 2008 Plan and outstanding Awards or for the substitution of new Awards therefor.

Federal Income Tax Consequences

        Stock Options:     Grants of NSOs and ISOs do not create taxable income at the time of the grant. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of a qualified exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the Option is granted and one year after the Option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the Option is granted or one year after the Option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the optionee, the Corporation may deduct a like amount as compensation.

        Restricted Stock:     Grants of RS and RSUs settled solely in cash will not be subject to taxation until the restrictions lapse. At that time, the employee's ordinary income will be the difference between the fair market value at the time the restrictions lapse and the amount employees pay, if anything, for the Shares. Employees may be entitled to make an election within thirty (30) days of the RS Award, excluding RSUs, which will cause tax to be due on the value of the Shares at the time of the grant. Taxable income on RSUs settled in shares of Company stock will be deferred until the time of actual distribution at termination of service.

        A discussion of the tax consequences of other types of Awards under the 2008 Plan is beyond the scope of this disclosure.

        Section 162(m) Limits:     Section 162(m) of the Code (Section 162(m)) and the regulations thereunder can result in compensation that exceeds $1,000,000 in any year paid to the principal executive officer or any of the three other most highly compensated executive officers, other than the principal financial officer, being non-deductible by the Corporation unless the compensation is exempt. The rules contain an exemption for performance based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by stockholders. Although the Corporation believes that Options and SARs granted under the 2008 Plan should be exempt under the rules, and consequently deductible to the Corporation as discussed above, RS and RSUs may not be exempt if the aggregate compensation of the executive officer would exceed such limit. PS, PSUs and PRUs are intended to be classified as performance based compensation which is exempt from the Section 162(m) limitation. In the event of a further change in the applicable law or rules, the continued deductibility of Options, SARs and PS, PSUs and PRUs cannot be assured.

        Section 409A:     Except to the extent specifically provided otherwise by the CN&G Committee, it is intended that the 2008 Plan and Awards issued under the 2008 Plan will comply with Section 409A of the Code (and any Treasury Regulations and related guidance) to the extent the Awards are subject thereto, and the 2008 Plan and such Awards shall be interpreted on a basis consistent with such intent. The 2008 Plan and any Award Agreements issued under the 2008 Plan may be amended in any respect deemed by the CN&G Committee to be necessary in order to seek to preserve compliance with Section 409A of the Code.

 PROPOSAL 4: AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

        Our Restated Certificate of Incorporation currently provides that the Board will be divided into three classes, as nearly equal in size as possible, with one class to be elected by the stockholders every year, thereby making the term of each class of Directors three years. Upon the recommendation of the CN&G Committee, the Board has approved, and recommends to the stockholders for approval, an amendment to the Restated Certificate of Incorporation to require that all Directors be elected annually, thereby declassifying the Board. As discussed below, because the transition to annual election of Directors will be phased in over time, the Board will not be fully declassified until after the 2014 annual meeting. The proposal is a result of our ongoing review of corporate governance matters. The Board, assisted by the CN&G Committee, considered the advantages and disadvantages of maintaining the current classified board structure. In reaching its recommendation to the Board to amend the Restated Certificate of Incorporation, the CN&G Committee considered a number of factors, including the vote of the stockholders at the 2011 Annual Stockholders Meeting in favor of a stockholder non-binding advisory proposal requesting the Board of Directors to declassify the Board.

        Under this proposed amendment, all directors standing for election would be elected for one year terms as follows:

  •
  All directors elected at the 2012 Annual Stockholders Meeting would be elected for one year terms and until their successors are elected;

  •
  Directors previously elected for three year terms ending in 2013 and 2014 will continue to serve out these terms so that no director previously elected to a three year term would have his term shortened;

  •
  Directors standing for election after the 2012 Annual Meeting will be elected for a term ending at the next Annual Meeting and until their successors are elected;

  •
  Beginning at the 2014 Annual Meeting, all directors whose terms expire at that meeting will be elected for terms expiring at the next Annual Meeting and until their successors are elected, and the Board will be fully declassified; and

  •
  Any director elected to fill a vacancy on the Board of Directors (whether by reason of an increase in the number of authorized directors or due to the death, resignation or removal of a director) will hold office until the next Annual Meeting of Stockholders and until his or her successor is elected.

        If the proposed amendment is not approved by stockholders, the Board will retain its current classified structure, and the directors elected at the 2012 Annual Meeting will be elected for a three year term expiring in 2015. All other directors will continue in office for the remainder of their full three year terms, subject to their early retirement, resignation, removal or death. The proposed amendment to the Company's Restated Certificate of Incorporation is set forth in Appendix B to this Proxy Statement with deletions indicated by strikeouts and additions indicated by underlining.

        Approval of this proposal would require the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL
TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION.

COMPANY CORPORATE GOVERNANCE

        We are committed to maintaining the highest standards of business conduct and corporate governance. We regularly review our governance practices and update them, as appropriate, based upon applicable state law, NYSE rules and listing standards, SEC regulations, and best practices recommended by recognized governance authorities. Our corporate governance program includes robust risk management and compliance policies, practices and programs.

        Our framework for corporate governance includes the following:

        Corporate Governance Guidelines:     Our Corporate Governance Guidelines (Guidelines) establish significant corporate governance policies and practices for our Company.

        Codes of Conduct:     Our Codes of Conduct include our Code of Ethics for Senior Financial Officers and our Principles of Business Conduct and Ethics for our directors, officers and colleagues (Codes).

        Board Committee Charters:     Each standing committee of our Board operates pursuant to a written charter (Charter) which states each committee's functions and duties. Each committee's Charter is reviewed, revised, as appropriate, and reaffirmed annually. Further information regarding our Board committees is set forth below.

        Organizational Documents:     Our Restated Certificate of Incorporation and Bylaws set forth basic rights and duties for our Company's corporate governance.

        Please visit our website at www.cnb.com/investor-relations/corporate-governance (CNC Corporate Governance Web Page) to view our Guidelines, Codes and Charters as well as additional information about our Board, committees and corporate governance. We will post on this website any amendments to the Guidelines, Codes or Charters, and any waivers of the Codes for directors and executive officers. There were no waivers in 2011.

        Majority Vote Standard for Election of Directors:     Consistent with our commitment to review and update our governance practices, in 2011 our Board updated our Bylaws to provide a majority voting standard in uncontested elections and plurality voting in any election that is contested. Our Board also updated our Guidelines to provide that any director who fails to receive a sufficient number of votes for reelection at the annual meeting of stockholders must offer to resign. Our CN&G Committee and Board have 90 days to act on the tendered offer to resign.

        Board Leadership Structure; Executive Sessions:     We separate the roles of CEO and Chairman with Bram Goldsmith serving as the Chairman of the Board of the Corporation and Russell Goldsmith serving as the CEO of the Corporation. Bram Goldsmith, as our Chairman, provides guidance, continuing strong leadership, energy and passion to the Board from his perspective as one of the earliest clients of the Bank, his experience as a successful real estate developer, and years of experience as an executive of the Company. Russell Goldsmith, as our CEO, is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. Since our Chairman is not "independent," the Chairman of our Special Matters Committee, Kenneth Ziffren, serves as the Lead Independent Director, and leads all Executive Sessions of the independent directors. Our Lead Independent Director also advises on board agendas, meeting materials, and schedules. In 2011, our independent directors had three executive sessions without management and three executive sessions with our CEO.

        Director Independence:     Our Corporate Governance Guidelines provide that a majority of our directors will be independent. We have long maintained a Board with a substantial majority of directors who are not Company employees. Currently, independent directors comprise more than two-thirds of our Board and 100% of our Audit & Risk Committee and CN&G Committee. Our Board has adopted independence standards to assist in determining each director's independence (Independence Standards). The Independence Standards are included as part of our Guidelines and are available on the CNC Corporate

Governance Web Page. Our Independence Standards are structured to provide a framework for Board decisions that is free of relationships that may impair, or appear to impair, our Board's ability to make independent collective judgments, and to ensure that all permitted transactions between the Company and a director or his/her immediate family or their respective primary business affiliations will be on arms-length market terms. The Independence Standards include a combination of economic tests and confirmation that relationships are maintained on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

        At its meeting on February 22, 2012, our CN&G Committee, Audit & Risk Committee, and Board reviewed the relationship of the Company with each of our non-employee directors and determined that each of the following persons is an independent director as defined by the NYSE listing standards and our Independence Standards: Richard L. Bloch, Kenneth L. Coleman, Ashok Israni, Ronald L. Olson, Bruce Rosenblum, Peter M. Thomas, Robert H. Tuttle and Kenneth Ziffren. In early 2011, the Board also determined that Alison Davis, who resigned effective July 21, 2011, was also an independent director for these purposes.

        In making its independence determinations, the CN&G Committee, the Audit & Risk Committee, and the Board considered the following ordinary course, non-preferential relationships in 2011 between us and our subsidiaries and our independent directors, director nominees, their immediate family members, and any entity of which the independent director (or their immediate family member) is a principal, executive officer, or greater than 5% equity holder:

  •
  The Bank and other subsidiaries had ordinary course banking, financial services, and wealth management relationships with certain members of the Board, some of their respective immediate family members and some of the entities affiliated with such directors and their immediate family members.

  •
  The Corporation or its subsidiaries received legal services in the ordinary course from the law firm of Munger, Tolles & Olson LLP in which Ronald L. Olson, a director of the Corporation, is a Partner. The amounts paid for the legal services are below the thresholds in our Independence Standards and the NYSE listing standards.

  •
  The Bank is party to an ordinary course commercial transaction for data storage services with Switch Communications Group, LLC (Switch) negotiated on arms-length, market terms. Switch owns and operates high security data centers. Peter M. Thomas, a director of the Corporation, owns, either directly or indirectly, a 6% equity interest as a passive investor in Switch without any active oversight or management control. The payments to be made to Switch for the services are based on competitive rates made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated entities. The amounts paid in 2011 (and amounts that are expected to be paid in 2012) to Switch are below the thresholds in our Independence Standards and the NYSE listing standards.

        The CN&G Committee, Audit & Risk Committee and the Board have each determined that, based on the information available, none of these relationships was material.

        Board Meetings and Committees; Annual Meeting Attendance:     Directors are expected to attend our annual meeting of stockholders, regular and special meetings of the Board and meetings of the committees on which they serve. In 2011, there were 10 meetings of the Board, and each current director attended at least 75% of the total number of meetings of the Board and Board committees on which that director then served. In addition, all directors serving on the Board at the time of the 2011 annual meeting of stockholders attended our 2011 annual meeting.

        The table below lists the names of our directors who were serving as directors as of December 31, 2011. The table also lists each Board committee on which that person served during 2011 and the number of meetings held by the full Board and each standing committee. As it deems appropriate, our Board may form new committees or disband committees, other than the Audit & Risk Committee and the CN&G Committee. The chair of each committee determines the frequency and agenda of committee meetings. (Members are designated with a "✓".)

Name(1)	Board of Directors	Audit & Risk Committee	CN&G Committee	Special Matters Committee	Wealth Management & Fiduciary Committee	Community Reinvestment Act Committee
Richard L. Bloch	✓	✓	✓
Kenneth L. Coleman	✓		✓			Chair
Bram Goldsmith	Chair					✓
Russell Goldsmith	✓			✓
Ashok Israni	✓				✓	✓
Ronald L. Olson	✓				Chair
Bruce Rosenblum	✓		Chair
Peter M. Thomas	✓	Chair(1)		✓	✓
Robert H. Tuttle	✓		✓
Christopher J. Warmuth	✓				✓	✓
Kenneth Ziffren	✓	✓		Chair
Number of 2011 Meetings	10	13	6	0	4	4

(1)
Identified as the Audit & Risk Committee "Financial Expert."

        Board of Directors' Role in Risk Oversight:     The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, as disclosed in the charters of the each of the committees.

        The Audit & Risk Committee monitors the Company's overall risk profile, as established by the Board of Directors, including all credit, market, liquidity, operational and regulatory risk management activities, and reviews and approves the activities of key management governance committees that regularly evaluate risks and internal controls for the Company. These management committees include the Asset Liability Management Committee, Credit Policy Committee, Senior Operations Risk Committee, Risk Council, Disclosure Committee, and Product Review Committee. The Risk Council reviews the development, implementation and maintenance of risk management processes from a Company-wide perspective, and assesses the adequacy and effectiveness of the Company's risk management policies and the Enterprise Risk Management Program. Other management committees, with representatives from the Company's various lines of business and affiliates, address and monitor specific risk types and report periodically to the key management committees. The Senior Risk Management Officer (SRMO) and the Internal Audit and Credit Risk Review Departments provide the Audit & Risk Committee with independent assessments of the Company's internal control and related systems and processes. The SRMO also regularly presents to the Audit & Risk Committee an assessment of "emerging risks" which is a dynamic view of both internal and external risks that the Company faces. The Wealth Management & Fiduciary Committee reviews and assesses all key risk issues related to the wealth management and fiduciary activities of the Company and reports regularly to the Board on its activities. Together with the SRMO of the Company, the CN&G Committee engages in a risk assessment of the employee compensation plans of the Company and reports its findings and conclusions to the Board.

        Each of these Board committees makes regular reports to the full Board regarding their deliberations and actions. Managers from each of the primary functional lines of business make presentations to the Board throughout the year summarizing key business issues and challenges. The CEO schedules longer "focus" presentations to the Board regarding strategic planning, annual budget, capital plan, compensation, products and technology, among other areas. The SRMO makes a regular report directly to the Board regarding enterprise risk management of the Company and provides the Board with annual and periodic supervisory examination reports from the Company's primary regulators. The primary regulators of the Bank and the Corporation also make annual presentations to the Board. Finally, the CFO provides monthly financial reporting packages to the Board.

        Contacting the Board of Directors:     Individuals can contact the Board, any Committee, or select Board members (including the independent directors as a group) by sending an email to bdofdirectors@cnb.com or by writing to: Board of Directors, Attention: Corporate Secretary, City National Corporation, 555 S. Flower Street, 18th Floor, Los Angeles, California 90071. This contact information is also provided on the CNC Corporate Governance Web Page. The Audit & Risk Committee has also established procedures for the receipt, retention and treatment of so-called "Whistleblower" complaints regarding accounting and auditing matters or actual or potential corporate fraud or violation of applicable law, which procedures are stated on the CNC Corporate Governance Web Page.

The Compensation, Nominating & Governance Committee:

        The CN&G Committee is appointed by the Board to assist with director and officer compensation matters, recommend director nominees, and review and recommend appropriate policies and guidelines for governance matters. Each member of the CN&G Committee is an independent director as defined by the requirements of the NYSE and our Independence Standards.

        Compensation Matters:     The CN&G Committee's responsibilities with respect to compensation matters, as discussed in detail in its charter, include reviewing and approving:

  •
  Annually, management's recommendations and criteria for the overall annual compensation to be paid to or accrued for all officers in the aggregate;

  •
  Annually, management's recommendations for compensation of members of the Strategy and Planning Committee (S&P Committee) other than the CEO, and all other officers earning an annual base salary of $300,000 or more. (The S&P Committee is a management committee that includes the Chairman of the Board, the CEO, the Chief Financial Officer and the President of the Bank);

  •
  The terms of employment of the CEO and other members of the S&P Committee and all other officers earning an annual base salary of $300,000 or more, including terms of employment contracts, termination agreements, change in control agreements, and recommendations of management to promote any person to an officer position of Executive Vice President or higher;

  •
  Corporate goals and objectives relevant to CEO compensation, including evaluating the CEO's performance in light of those goals and objectives, and recommending to the Board the CEO's compensation in light of those goals and objectives;

  •
  Recommendations to the Board for approval, subject as necessary or appropriate to stockholder approval, regarding stock option plans and other equity based compensation plans that permit payment in or based on the Corporation's stock in connection with the CN&G Committee's administration of such plans; other compensation plans (and material amendments) in which the directors, the CEO, other members of the S&P Committee or any other officer earning an annual base salary of $300,000 or more participate; and other broadly-based compensation plans (and material amendments) which are available to employees, officers or directors;

  •
  Changes to the compensation and benefits provided to the Board, including as members of Board committees and recommending such changes to the Board for approval;

  •
  The Compensation Discussion and Analysis (CD&A) section of the proxy statement; and

  •
  Reports to the Board regarding compensation matters.

        Role of Compensation Consultants:     The CN&G Committee has the sole authority to retain and terminate any compensation consultant directly assisting it in the evaluation of director, CEO or senior executive compensation. The CN&G Committee also has the sole authority to approve fees and other engagement terms. In 2011, the CN&G Committee retained the services of Frederic W. Cook as its independent consultant to provide advice and recommendations on senior executive compensation, including the terms and agreement for the CEO's compensation. The CN&G Committee also retained the services of Frederic W. Cook to work with the Company's senior risk officers to conduct a comprehensive risk review of the Company's incentive compensation plans. See below under CD&A, Risk Management. In its absolute discretion, the CN&G Committee may also seek advice and assistance from internal or external legal, accounting or other advisors. The CN&G Committee may also form and delegate authority to subcommittees when appropriate.

        Our management team retains separate compensation consultants. In 2011, we utilized the services of Semler Brossy Consulting Group (SBCG), Towers Watson and McLagan. We retained SBCG to analyze and provide recommendations with regard to the Company's equity program and key non-equity incentive plans, to analyze the competitiveness of certain compensation programs (including the compensation for our outside directors (see below under Director Compensation)), and to provide other general compensation services. We utilized McLagan and Towers Watson to provide surveys of competitive pay practices and to consult on refinements of key incentive and bonus plans. Towers Watson also prepared specific change in control calculations for disclosure in the Company's annual proxy statement.

        Board Diversity:     We are committed to creating a culture and workplace that values individuals' similarities and differences. We continually strive to build a diverse base of clients, colleagues and vendors to promote the diversity of our communities in the markets we serve. This commitment to diversity plays an important role in achieving our objective to become the most recommended financial provider. Similarly, we value diversity among our Board members. As provided in our Guidelines, when reviewing the qualifications of director nominees, the CN&G Committee considers, among other factors, whether the nominee will assist in achieving a mix of Board members that represents a diversity of skills, background, viewpoints, experiences, industry knowledge, and community contacts, including with respect to age, gender, demographics, race and specialized experience. The CN&G Committee instructs search firms to identify candidates reflecting diversity, including with regard to race, gender and specialized experience. The CN&G Committee assesses the effectiveness of this approach to diversity as part of its annual review of its charter and the Guidelines.

        Nomination and Director Qualifications:     Our CN&G Committee is responsible for recommending to our Board candidates for nomination. In carrying out its responsibility to recommend and identify nominees for election to the Board, the CN&G Committee is authorized to retain search firms, as well as obtain advice and assistance from internal or external legal, accounting or other advisors. Nominations for the election of directors may be made by a stockholder of record entitled to vote for the election of directors by complying with the procedures set forth in the Corporation's bylaws for nominations of persons for election to the board of directors. The Corporation did not receive any stockholder nominations for the 2012 annual meeting. The CN&G Committee will consider recommendations for director candidates submitted by stockholders in the same manner as it considers other candidates. A stockholder may recommend a director candidate by submitting the candidate's name and qualifications to us in care of our Secretary at the address for our principal executive office listed on the first page of this Proxy Statement.

        The CN&G Committee identifies, screens and recommends to the Board candidates for membership on the Board, including nominees proposed by stockholders, if any, on the basis of candidate guidelines established by the CN&G Committee and approved by the Board as well as those qualifications for directors set forth in the Guidelines. These criteria and factors include whether the candidate (i) has demonstrated notable or significant achievements in business, education, or public service; (ii) has the requisite intelligence, education and experience to make a significant contribution to the membership of the Board of Directors; (iii) will serve as a significant and active resource for referrals and business development for the Company; (iv) will assist in achieving a mix of Board members that represents a diversity of skills, background, viewpoints, experiences, industry knowledge and community contacts, including with respect to age, gender, demographics, race and specialized experience; and (v) has the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of all the stockholders and will be available to the Board of Directors in the fulfillment of director duties. In addition to the particular experiences, qualifications, attributes and skills discussed with respect to each director in Proposal 1, Election of Directors, the CN&G Committee believes that all of the members of the Board satisfied or met the foregoing criteria and factors.

        The director candidates and the foregoing criteria, including diversity, are considered by the CN&G Committee in light of the contribution and responsibility that the Board of Directors has to provide guidance and oversight to management, including reviewing the Corporation's business strategies and financial performance, providing advice and insight into general and local economic and business conditions that may affect the Company's business, reviewing key risks in the Company's business, reviewing and approving major transactions, ensuring processes are in place for promoting integrity in the conduct of management and other colleagues, and ensuring processes are in place for mandating integrity and transparency in financial reporting.

        The CN&G Committee facilitates the annual assessment of the Board's performance and each of its standing committees. The CN&G Committee also reviews the adequacy of the Guidelines and the Codes and recommends and proposes changes to the Board for approval.

        Compensation Committee Interlocks and Insider Participation:     None of the current members of the CN&G Committee are officers or former officers of the Corporation or any of its subsidiaries. None of our executive officers or employee-directors served as a director of an entity in which a member of the CN&G Committee or any other independent Director of the Corporation is an executive officer.

The Audit & Risk Committee:

        Each member of the Audit & Risk Committee is an independent director as defined by the requirements of the NYSE and our Independence Standards, and is "financially literate" as determined by the Board of Directors in its business judgment. Under the Guidelines, Committee members are expected to not serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such service is (i) not otherwise prohibited and (ii) will not impair the effectiveness and ability to serve effectively on the Audit & Risk Committee. The Committee also functions as the Audit & Risk Committee of the Bank and the Trust Audit Committee with audit oversight responsibility for audit, risk and compliance related wealth management and fiduciary activities of the Company.

        The following "Audit & Risk Committee Report" shall not be deemed "soliciting material" or incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934 Act, as amended (1934 Act) except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit & Risk Committee Report

        The charter of the Audit & Risk Committee ("we" or "the Committee") states that the Committee's purpose is to assist the Board in fulfilling its oversight responsibilities regarding monitoring and oversight of:

  •
  The integrity of the Corporation's financial statements and financial accounting practices;

  •
  The effectiveness of the Corporation's internal control over financial reporting;

  •
  The Corporation's compliance with legal and regulatory requirements;

  •
  The qualifications and independence of the Corporation's internal auditors and independent registered public accounting firm;

  •
  The performance of the Corporation's internal audit function and independent registered public accounting firm; and

  •
  All risk management activities, including audit, credit risk review and Enterprise Risk Management functions, as well as all risk management functions, and Enterprise Risk Management activities of the Company performed by management, all management committees, as well as other Board Committees.

        In carrying out these responsibilities, the Committee, among other things:

  •
  Discusses with management, the internal auditors and the independent registered public accounting firm the adequacy and effectiveness of the Corporation's and subsidiaries' internal controls regarding financial, accounting, regulatory and legal compliance;

  •
  Reviews and discusses with management and the Corporation's independent registered public accounting firm financial results prior to the release of earnings and quarterly and annual financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent registered public accounting firm's quarterly review and annual audit of the financial statements, prior to the filing of the Corporation's quarterly and annual reports on Forms 10-Q and 10-K;

  •
  Reviews disclosures made by the Corporation's Chief Executive Officer and Chief Financial Officer related to their certification process for the annual and quarterly reports concerning any significant deficiencies in the design or operation of internal controls or any material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls;

  •
  Reviews reports from management, including, as appropriate, the senior officers of Risk Management, Internal Audit, Compliance and Credit Risk Review, to monitor and oversee the Corporation and its subsidiaries' conformity with internal controls, applicable legal and regulatory requirements, and reviews material reports received from regulators or governmental agencies;

  •
  Discusses with management the Corporation's risk assessment and risk management policies; and

  •
  Reviews management's report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year, and the independent registered public accounting firm's report on the effectiveness of internal control over financial reporting.

        During 2011, the Audit & Risk Committee conducted meetings in a manner designed to facilitate effective and complete communication among the committee members, management, internal auditors, risk management and compliance officers and the Corporation's independent registered public accounting firm, KPMG. Among the matters discussed with the Corporation's internal audit, risk management and compliance officers, as well as KPMG, was the overall scope and plans for their respective audits and controls assessments. During 2011, the Committee met in executive session with the internal auditors, the SRMO, the general counsel, and KPMG, to discuss the result of their examinations, observations and recommendations regarding financial reporting practices, the effectiveness of the Corporation's internal controls and significant risks affecting the Company.

        In performing its function, during the year ended December 31, 2011, the Committee has:

  •
  Reviewed and discussed with the Corporation's management the audited financial statements of the Corporation as of and for the year ended December 31, 2011;

  •
  Discussed with the Corporation's independent registered public accounting firm all matters required to be discussed by Auditing Standards No. 61 (as amended by Auditing Standards, Section 380, Communications with Audit Committees), as adopted by the Public Accounting Oversight Board;

  •
  Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

  •
  Reviewed and approved all fees paid to KPMG for all audit and non-audit related services in accordance with the Committee's policy on Pre-Approval of Audit and Non-Audit Related Services.

        The Committee has also reviewed and overseen the Corporation's and KPMG's review and assessment process related to Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's Auditing Standard No. 5 regarding the audit of internal control over financial reporting. Based on the foregoing review and discussions, the Audit & Risk Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

                      THE AUDIT & RISK COMMITTEE

                      PETER M. THOMAS, CHAIRMAN
                      RICHARD L. BLOCH
                      KENNETH ZIFFREN

Additional Governance Matters:

        Transactions with Related Persons:     A number of our directors and executive officers, their immediate family members, and certain business organizations associated with them, have been, and expect to continue to be, depositors, borrowers or clients of the Bank. All extensions of credit to these persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. Other transactions were in the ordinary course of business and on non-preferential terms and conditions.

        Ronald L. Olson, a director of the Corporation, is a Partner with the law firm of Munger, Tolles & Olson LLP which provides legal services to the Corporation and its subsidiaries. The Corporation and its subsidiaries paid fees of $359,382 to Munger, Tolles & Olson LLP during 2011. The Company believes that the transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

        Bram Goldsmith currently serves as the Chairman of the Board of the Corporation and as an untitled officer of the Bank pursuant to an employment agreement approved by our Board of Directors on May 15, 2003 for an initial two year term, which was extended for two additional years, and subsequently extended for six additional one year terms, with the most recent extension to May 14, 2013, as approved by the CN&G Committee and the independent members of the Board of Directors. The agreement provides for an annual base salary of $350,000 and an annual incentive bonus not to exceed $150,000, with total amount of base and bonus not to exceed $500,000. For fiscal year 2011, Bram Goldsmith received base and incentive bonus in the amount of $500,000. Bram Goldsmith is a participant in the Strategy & Planning Committee Change in Control Severance Plan which provides that following a defined change in control event, cash severance payments are made upon an involuntary or good reason termination.

        Peter M. Thomas, a director of the Corporation, owns, either directly or indirectly, a 6% equity interest as a passive investor in Switch without any active oversight or management control. Mr. Thomas' sibling is a member of the Board of Managers of Switch, but is not involved in day to day operations. Mr. Thomas' family members, together with the family members of another member of the Board, own collectively, either directly or indirectly, an approximate 16% interest in Switch. The Bank is party to an arm's length negotiated, ordinary course commercial transaction with Switch to provide data storage services. In 2011, the Bank paid Switch a total of approximately $920,219, and expects to pay an aggregate of approximately $804,000 in fiscal 2012. The Bank's transactions with Switch represent less than the greater of $1 million or 2% of Switch's revenues in 2011, and are expected to be less than the greater of $1 million or 2% of Switch's revenues in 2012.

        Review, Approval or Ratification of Transactions with Related Persons:     We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by our Board of Directors.

        With respect to other transactions involving the Corporation in which a director or executive officer or immediate family member may have a direct or indirect material interest, pursuant to its Charter, the Audit & Risk Committee has the authority to review insider and affiliated person transactions ("related person transactions") and advise the Board with respect to these related person transactions. The CN&G Committee also has the authority to consider for approval any related party transactions pursuant to its Charter. If a related party transaction involves compensation or is otherwise related to an employment relationship with the Corporation, the related party transaction will be reviewed by the CN&G Committee.

        Prior to the Company entering into any related person transactions, either the Audit & Risk Committee or the CN&G Committee, as applicable, reviews the terms of the transaction to ensure that they are fair and reasonable, on market terms, on an arm's length basis and comply with the Company's Codes. The applicable Board Committee then reports to the Board on the related person transaction, and the disinterested members of the Board vote on whether to approve the transaction.

        Section 16(a) Beneficial Ownership Reporting Compliance:     Section 16(a) of the 1934 Act requires directors and executive officers of the Corporation and persons who own more than 10% of the Corporation's common stock (10% Owners) to file reports of initial ownership of the Corporation's common stock and subsequent changes in ownership with the SEC and to provide us with copies of such reports. Based solely on a review of the copies of such reports and written representations that no other reports were required to be filed during 2011, the Corporation's directors, officers and 10% Owners complied with all Section 16(a) filing requirements in a timely manner in 2011, other than one late filing of a Form 4 for Russell Goldsmith reporting the mandatory distribution of a minority membership interest in California Quintet LLC for no consideration. None of the underlying shares of the Corporation held by California Quintet LLC were transferred. The Form 4 was filed late due to an administrative error.

        Proxy Statement Proposals:     To be considered for inclusion in the Corporation's proxy statement for the 2013 Annual Meeting of Stockholders, a stockholder proposal must be received in writing by the Corporation's Secretary at its principal executive offices on or before November 30, 2012 and must satisfy the other requirements of Rule 14a-8 under the 1934 Act.

        Other Proposals and Nominations:     The Corporation's bylaws establish advance notice procedures as to (i) business to be brought before an annual meeting of stockholders other than by or at the direction of the Corporation's board of directors, and (ii) the nomination, other than by or at the direction of the Corporation's board of directors, of candidates for election as directors. Under the Corporation's bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of the Corporation no later than the close of business on February 8, 2013 and not earlier than January 9, 2013. The notice must contain the information required by the bylaws. Copies of our bylaws may be obtained by written request addressed to the Secretary at the Corporation's principal executive offices.

        These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

DIRECTOR COMPENSATION

        For director compensation, we use a combination of cash fees and compensation tied to our common stock to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties as well as the skill required for members of our Board. In 2011, we retained SBCG to review the compensation for outside directors for continued competitiveness within the market. The Board considered the results of SBCG's assessment in confirming the compensation for outside directors for 2011 and approving the recommendations of the CN&G Committee to implement a Board Annual Retainer and to increase the retainer fee for the chairs of the Audit & Risk Committee and the CN&G Committee by $2,500 and for the other committee chairs by $2,000, as described below. The following table summarizes annual compensation for non-employee directors, as adjusted:

Type of Fees	Amount
Board of Director Meetings	$2,000
Committee Meetings	$1,500
Board Annual Retainer(1)	$20,000
Annual Retainer for Chair of Board Committees(2)
Audit & Risk Committee	$12,500
CN&G Committee	$7,500
Community Reinvestment Act Committee	$5,000
Special Matters Committee	$5,000
Wealth Management & Fiduciary Committee	$5,000
Annual Award(3)	$35,000

(1)
The Board Annual Retainer is paid on the date of the annual stockholders meeting. Non-employee directors may elect to defer all or part of the Board Annual Retainer to the Deferred Compensation Plan (Director DCP) and allocate the retainer to one or more investment options including the CNC Stock Fund.

(2)
The retainers are paid bi-annually in January and July. For 2011, the increase in the retainer was pro-rated; 50% of the increase was paid in July.

(3)
The Annual Award is paid on the date of the annual stockholders meeting and deferred into the CNC Stock Fund in furtherance of the director stock ownership requirement.

        Director Stock Ownership Requirement:     Within three years after joining our Board, non-employee directors are required to own at least $100,000 worth of our common stock. Each current non-employee director exceeds this ownership requirement. Ownership may be achieved in several ways, including directly owned stock, Stock Fund Units in the CNC Stock Fund, and, due to the nominal $1.00 exercise price, 100% of any in-the-money exercisable director stock options. The higher of the actual spot date price or the one year simple moving average price for the Company's stock may be used in determining compliance with these ownership requirements. See Security Ownership of Management table below for further detail.

        CNC Stock Fund and Deferred Compensation Program:     The Director DCP allows non-employee directors to elect each year to defer up to 100% of the Annual Award, Board Annual Retainer, committee chair retainers and meeting fees, instead of receiving these amounts as cash payments taxable in the year of receipt. Under the Director DCP, Directors may designate select investment options in which the deferred director payments are deemed to be invested. The investment options include the CNC Stock Fund and non-publicly traded mutual funds, which are only available through variable insurance products. The CNC Stock Fund is measured in number of shares of CNC Common Stock (Stock Fund Units). The value of the Stock Fund Units is based on the market price of the Company's common stock together with dividend equivalents on that stock. All of each Annual Award, and any percentage amount or dollar amount of the Board Annual Retainer designated by the director, is allocated to the CNC Stock Fund. No meeting fees or committee chair retainers may be deferred by the directors to the CNC Stock Fund. Directors have no ownership interest in the investment options they select; and the options are used to measure gains or losses. Share equivalents allocated to the CNC Stock Fund have no voting rights. Investment results are credited to the directors' accounts daily, net of all investment option related expenses. There is no guaranteed investment return on any deferred payment amounts. Amounts in a director's deferral account represent unsecured claims against our assets. Other than the CNC Stock Fund, directors may change investment allocation elections as often as daily. Directors may not subsequently change their investment elections (or diversify out of the CNC Stock Fund) for amounts invested in the CNC Stock Fund. All deferred amounts together with any credited investment returns are paid out to participating directors in accordance with their advance written election either in a lump sum or in installments commencing upon termination of service, except that years 2007 and earlier may be paid during the director's services on the Board if so elected in advance. Directors are not permitted to receive distributions during the director's service for any Plan Year in which any deferral has been allocated to the CNC Stock Fund. Distributions from the CNC Stock Fund will be in shares of the Company's common stock following the director's termination of service. This unfunded, non-qualified plan structure is required in order to preserve the beneficial tax deferral treatment for participating directors.

        The table below summarizes the compensation we paid to non-employee directors for the fiscal year ended December 31, 2011.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard L. Bloch	91,000	—	—	—	—	—	91,000
Kenneth L. Coleman	94,000	—	—	—	—	—	94,000
Alison Davis	56,500	—	—	—	—	—	56,500
Ashok Israni	87,000	—	—	—	—	—	87,000
Ronald L. Olson	83,500	—	—	—	—	—	83,500
Bruce Rosenblum	90,250	—	—	—	—	—	90,250
Peter M. Thomas	107,250	—	—	—	—	—	107,250
Robert H. Tuttle	82,500	—	—	—	—	—	82,500
Kenneth Ziffren	92,500	—	—	—	—	—	92,500

(1)
See Summary Compensation Table for compensation of Russell Goldsmith and Christopher J. Warmuth. See discussion under Transactions with Related Persons for compensation of Bram Goldsmith. Directors who are employees of the Company receive no compensation for services as Directors. Alison Davis resigned as a director effective July 21, 2011.

(2)
Fees include the 2011 Annual Award, which was deferred by each non-employee director to the Director DCP and allocated to the CNC Stock Fund. Each director was allocated 622 Stock Fund Units. For board committee chairs, fees include 50% of the increase in the committee chair retainer.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners:

        The following table sets forth information as of February 1, 2012 regarding the beneficial owners of more than 5% of the outstanding shares of our common stock. Except as otherwise noted in the footnotes below, each of these persons or entities had sole voting and investment power with respect to our common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares/Restricted Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)
Bram Goldsmith:
400 North Roxbury Drive
Beverly Hills, CA 90210
Bram and Elaine Goldsmith, Trustees of the Bram and Elaine Goldsmith Family Trust	1,718,022
Elaine and Bram Goldsmith, Trustees of the Elaine Goldsmith Revocable Trust	567,989
Bram Goldsmith	46,108	(3)
Goldsmith Family Foundation	242,695	(4)
Bram Goldsmith, Trustee of Oak Trust A-2	43,736	(5)

Total	2,618,550	(16)	4.9%
Russell Goldsmith:
400 North Roxbury Drive
Beverly Hills, CA 90210
Goldsmith Family Partnership	2,860,000	(6)
The Russell Goldsmith Trust	262,392	(7)
ELM 2006 Charitable Annuity Lead Trust	14,385	(8)
Russell Goldsmith, Trustee of certain family trusts	7,046	(9)
B.A. Quintet LLC	76,222	(10)
Maple-Pine Limited Partnership	304,930	(11)
Goldsmith Family Foundation	242,695	(4)
Russell Goldsmith	1,106,376	(12)
Russell Goldsmith, Trustee of the West LA Investment Trust No. 1-R	8
B.N. Maltz Foundation	51,874	(13)
CDG 2009 IDIT	180,000	(14)
BCG 2009 IDIT	180,000	(14)
MKB Co. Ltd.	7,500	(15)

Total	5,293,428	(16)	9.9%
Blackrock, Inc.:	2,982,399		5.6%
40 East 52nd Street
New York, New York 10022
Eaton Vance Management:	2,676,003		5.0%
2 International Place
Boston, Massachusetts 02110
FMR LLC:	3,023,591	(17)	5.7%
82 Devonshire Street
Boston, Massachusetts 02109
Lord, Abbett & Co. LLC:	2,930,662	(18)	5.5%
90 Hudson Street
Jersey City, New Jersey 07302

(1)
Includes shares subject to employee stock options which are presently exercisable or which will become exercisable within 60 days after February 1, 2012. Does not include RSUs issued pursuant to the 2008 Plan or under the Company's previous stock plans (together, Company Omnibus Plans). RSUs do not have voting rights and do not convert to shares until termination of employment. Does not include stock fund units issued pursuant to the Company's executive deferred compensation plan, which stock fund units do not have voting rights and do not convert to shares until termination of employment. See below under Security Ownership of Management for further information on vested RSUs and stock fund units held at February 1, 2012.

(2)
Based on 53,210,273 shares of common stock outstanding at February 1, 2012.

(3)
Shares allocated to Bram Goldsmith's account under the Profit Sharing Plan.

(4)
The Goldsmith Family Foundation is a tax-exempt charitable foundation of which Bram Goldsmith and Russell Goldsmith are directors and officers. Bram Goldsmith and Russell Goldsmith each disclaim beneficial ownership of these shares.

(5)
Shares held in a trust for the benefit of a family member for which Bram Goldsmith is the sole trustee.

(6)
The Goldsmith Family Partnership is a limited partnership whose general partners include the Russell Goldsmith Trust, of which Russell Goldsmith is the sole trustee, and the West LA Investment Trust No. 1-R, of which Russell Goldsmith is the sole trustee. Russell Goldsmith disclaims beneficial ownership of the shares held by the Goldsmith Family Partnership except to the extent of Russell Goldsmith's respective pecuniary interest in the partnership.

(7)
Excludes the 2,860,000 shares identified as being held by the Goldsmith Family Partnership which the Russell Goldsmith Trust may be deemed to beneficially own as a general partner of the Goldsmith Family Partnership.

(8)
ELM 2006 Charitable Annuity Lead Trust is a charitable trust for which Russell Goldsmith is the sole trustee.

(9)
Shares held in trusts for the benefit of family members for which Russell Goldsmith is the sole trustee.

(10)
B.A. Quintet LLC is a limited liability company whose managing members are Russell Goldsmith and his spouse. Russell Goldsmith disclaims beneficial ownership of the shares held by B.A. Quintet LLC except to the extent of his pecuniary interest therein.

(11)
Maple-Pine Limited Partnership is a limited partnership of which Russell Goldsmith is the General Partner. Russell Goldsmith disclaims beneficial ownership of the shares held by Maple-Pine Limited Partnership except to the extent of his pecuniary interest therein.

(12)
Includes 37,215 restricted shares solely owned by Russell Goldsmith, 2,809 shares allocated to Russell Goldsmith's account under the Profit Sharing Plan, and 1,066,352 stock options exercisable within 60 days after February 1, 2012.

(13)
The B.N. Maltz Foundation is a tax-exempt charitable foundation of which Russell Goldsmith is a director. Russell Goldsmith disclaims beneficial ownership of these shares.

(14)
Shares held in trust for the benefit of a family member for which Russell Goldsmith is the special trustee with voting power but no investment control and no pecuniary interest in any transaction involving shares of the Company held by the trust.

(15)
MKB Co. Ltd. is a limited liability company whose managing members include Russell Goldsmith's spouse. The number of shares of City National Corporation held by MKB Co. Ltd. exceeds her pecuniary interest therein. Russell Goldsmith disclaims beneficial ownership of these shares.

(16)
Separate beneficial ownership information provided for Bram Goldsmith (although not required) to provide specific information regarding duplicate ownership. After appropriate elimination of duplicate ownership attributable to both Russell Goldsmith and Bram Goldsmith under the Goldsmith Family Foundation (see footnote 4), Bram Goldsmith and Russell Goldsmith and their related interests beneficially own 7,669,283 shares which constitutes 14.4% of the outstanding shares.

(17)
Based solely upon information contained in a Form 13G filing with the SEC. Of the 3,023,591 shares beneficially owned by FMR LLC, it has sole voting power as to 115,201 shares and sole dispositive power as to 3,023,591 shares.

(18)
Based solely upon information contained in a Form 13G filing with the SEC. Of the 2,930,662 shares beneficially owned by Lord, Abbett & Co. LLC, it has sole voting power as to 2,733,092 shares and sole dispositive power as to 2,930,662 shares.

 Directors and Executive Officers:

        The following table sets forth the number of Shares beneficially owned as of February 1, 2012 by each of the current directors, the nominees for director, each executive officer named in the Summary Compensation Table below, and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Shares beneficially owned by that person.

	(a)		(b)		(c)			(d)	(e)
Name or Number of Persons in Group	Number of Shares/ Restricted Shares Beneficially Owned(1)		Options Exercisable within 60 days of 2/1/2012		Total Beneficial Ownership		Percent of Class*	Vested RSUs(2)	Stock Fund Units (EDCP / DDCP)(3)
Richard L. Bloch	61,455	(4)	—		61,455		*	—	2,703
Michael B. Cahill	26,351	(5)	80,279		106,630		*	—	—
Christopher J. Carey	28,156	(6)	145,041		173,197		*	25,481	9,902
Kenneth L. Coleman	871	(7)	1,000		1,871		*	—	2,703
Brian Fitzmaurice	57,291	(8)	50,779		108,070		*	—	1,648
Bram Goldsmith	2,618,550	(9)	—		2,618,550		4.9%	—	14,796
Russell Goldsmith	4,227,076	(9)	1,066,352		5,293,428		9.9%	90,402	—
Ashok Israni	2,987		—		2,987		*	—	2,703
Ronald L. Olson	30,500	(10)	1,500		32,000		*	—	2,703
Bruce Rosenblum	2,450	(11)	—		2,450		*	—	2,703
Peter M. Thomas	5,750		1,000		6,750		*	—	4,054
Robert H. Tuttle	2,000	(12)	—		2,000		*	—	1,226
Christopher J. Warmuth	41,421	(13)	191,736		233,157		*	17,018	—
Kenneth Ziffren	14,548		—		14,548		*	—	2,703
All Directors, Nominees and Executive Officers as a group (15 persons)	6,878,619	(1)(4 - 14)	1,544,693	(2)(14)	8,423,312	(1 - 14)	15.8%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than 1% of the outstanding shares of the Corporation's common stock. Percentage information is based on 53,210,273 shares of common stock outstanding at February 1, 2012.

(1)
Includes RS issued pursuant to the Company Omnibus Plans which has voting rights but not dispositive power. Excludes shares subject to stock options listed in column (b), RSUs issued pursuant to the Company Omnibus Plans listed in column (d), and stock fund units issued pursuant to the Company's deferred compensation plans listed in column (e).

(2)
Represents vested RSUs issued pursuant to the Company Omnibus Plans, including RSUs that will vest within 60 days of February 1, 2012. These units do not have voting rights and do not convert to shares until six months after termination of employment. Value is based on market price of the Company's common stock together with dividend equivalents on that stock.

(3)
Represents units held in the CNC Stock Fund under the Executive Deferred Compensation Plan for executive officers and under the Director Deferred Compensation Plan for outside directors. Units held in the CNC Stock Fund do not have voting rights. Distributions from the CNC Stock Fund are in shares of the Company's common stock following termination of employment, in the case of an officer, or termination of service, in the case of a director.

(4)
Richard Bloch has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee. These shares have been pledged to the Bank to secure a line of credit made by the Bank to Mr. Bloch.

(5)
Includes 1,977 shares allocated to Michael B. Cahill's account under our Profit Sharing Plan. Includes 12,777 shares of restricted stock.

(6)
Includes 5,739 shares allocated to Christopher J. Carey's account under our Profit Sharing Plan. Includes 15,250 shares of restricted stock.

(7)
Kenneth L. Coleman has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(8)
Includes 3,640 shares allocated to Brian Fitzmaurice's account under our Profit Sharing Plan. Includes 49,003 shares of restricted stock.

(9)
See notes following Certain Beneficial Owners above for detail regarding beneficial ownership.

(10)
Ronald L. Olson has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(11)
Bruce Rosenblum has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(12)
Robert Tuttle has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(13)
Christopher J. Warmuth has shared voting and investment power in 13,812 of these shares that are held in a trust of which he is a co-trustee. Includes 9,559 shares allocated to Christopher J. Warmuth's account under our Profit Sharing Plan. Includes 18,050 shares of restricted stock.

(14)
The number of shares beneficially owned by all of our directors and executive officers as a group includes 133,958 shares of restricted stock and 69,382 shares allocated to executive officers' accounts under our Profit Sharing Plan. The sum total for column (c) reflects appropriate elimination of duplicates attributable to both Russell and Bram Goldsmith under the Goldsmith Family Foundation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

        This CD&A describes our executive compensation program and the 2011 compensation decisions made for our named executive officers (NEOs or Named Executives) identified in the Summary Compensation Table following this CD&A.

Executive Summary

        The Company's strong 2011 performance demonstrates the strength, capabilities and momentum that the Company has built over the past three years. The Company has emerged from the past three years well positioned for 2012. The Company's solid results for 2011 include the following:

  •
  Increased net income available for common stockholders in 2011 by 37% year over year to $172.4 million or $3.21 per share from $125.5 million or $2.36 per share in 2010.

  •
  Increased quarterly common stock cash dividend to $0.25 per share, up from $0.20 per share, effective beginning with the February 15, 2012 payment, and remained well-capitalized.

  •
  Increased average deposits by 8% relative to 2010, for a total of $19.3 billion, and grew average core deposits by 10% relative to 2010, with core deposits accounting for 96% of average deposit balances.

  •
  Increased average loans, excluding loans covered by FDIC loss-sharing agreements, to $11.7 billion for 2011, up 1% from 2010, with average commercial loans increasing 10% year over year.

  •
  Increased net interest income for 2011 to $773 million, up 6% from 2010.

  •
  Increased total assets at December 31, 2011 to a record $23.7 billion.

  •
  Improved credit quality (excluding loans and other real estate owned covered by FDIC loss-sharing agreements) as net charge-offs fell by 96%, nonperforming assets decreased 42% from 2010, and the provision for credit losses for 2011 decreased to $12.5 million, a decline of 88% from 2010.

Our Compensation Program is Closely Aligned with Our Performance

        Our executive compensation programs are vital to achieving our objective to become the most recommended financial provider and to build sustainable long term growth in stockholder value. We design our compensation programs based on a pay for performance philosophy to reward our NEOs both for recent performance and to motivate them to achieve strong future performance for the Company and long term value for our stockholders. As a result, our compensation program for our NEOs is guided by the following principles:

  •
  Challenge and motivate our executives, their teams and the entire organization to achieve results that support our business and financial strategies.

  •
  Design our compensation plans and programs to encourage sustained and consistent performance while incorporating checks, balances and controls to promote a culture of risk management consistent with our value proposition, and to discourage executives from taking unnecessary and excessive risks that threaten the value of our Company.

  •
  Align our Named Executives' interests with the interests of our stockholders by including equity and other long term awards in our compensation package together with stock ownership requirements to motivate our Named Executives to create long term stockholder value.

  •
  Attract, motivate, retain, and reward our executives by providing a competitive total compensation opportunity.

        Consistent with our pay for performance philosophy, we designed the CEO's target compensation mix to be heavily weighted towards performance based compensation. As depicted in the chart below, 84% of our CEO's target compensation is provided in the form of performance based variable compensation the value of which is tied to the Company's performance. The target compensation of our other NEOs is also weighted towards performance based variable compensation. On average, 51% of their compensation is performance based with another 16% tied to time-vested RS/RSUs, the value of which will move up and down with our stock price thereby aligning with long term stockholder interests.

CEO—Target Compensation Mix

Average Other NEOs—Target Compensation Mix

        The CEO's annual incentive award under the Variable Bonus Plan (VBP) is based on Net Income (NI) performance goals. As such, in years where NI performance is below our internal goals, our CEO receives little or no annual incentive payout. Notably, as reflected in the graph below, our CEO received $0 actual bonus for performance years 2008 and 2009 despite the Company maintaining positive net income in both years during the worst financial crisis in the United States in the last 70 years.

CEO Actual Bonus as Percentage of Target vs. Net Income

        The value received from equity grants is highly dependent on stockholder return. The chart below shows the grant date fair value as disclosed in the grants of plan based awards table and the current intrinsic value of all equity grants from 2007-2011. The current intrinsic value (as further defined below) of equity grants is based on the closing share price as of December 31, 2011 of $44.18 (FYE share price). The current intrinsic value for each option is calculated as the FYE share price less the option exercise price and for each RS/RSU as the value of the share at FYE share price. In total, the CEO has been granted equity awards with an original grant date fair value of $15.7 million over the past five years. The current intrinsic value of those awards is $11.0 million, representing approximately 70% of the original grant date fair value.

CEO Equity Grants
Grant Date Fair Value vs. Intrinsic Value as of 12/31/2011

        This pattern of pay for performance is generally consistent for all the NEOs receiving annual incentive payouts and equity awards during this period.

        Additionally, a large portion of our CEO's total stock option award is strongly performance based, and determined based on our relative three year total shareholder return (TSR) against a published index of other regional banks. The Company's three year TSR has been above median of the index in three of the past five years. The grant date value of our CEO's performance option grant is directly aligned with relative TSR performance as shown below.

Year	Index	Percentile Rank	Grant Date Value of CEO Performance Option Grant
2007	SNL Mid Cap	57th percentile	$500,000
2008	KBW Regional Bank	42nd percentile	$300,000
2009	KBW Regional Bank	66th percentile	$700,000
2010	KBW Regional Bank	46th percentile	$400,000
2011	KBW Regional Bank	75th percentile	$1,200,000

Looking Forward: 2012 Compensation Program Changes

        During 2011, we have continued to refine our executive compensation program consistent with our long term goals and evolving governance and market practices. Changes for 2012 include the following:

  •
  CS-RSU Awards:  Our Compensation Committee approved the grant of CS-RSUs in combination with other types of equity awards under the 2008 Plan. The Committee continues to believe that equity based awards should constitute a core element of long term compensation, but approved the use of CS-RSUs in order to reduce the Company's dilution to stockholders from the exclusive historical use of only options, RS and RSUs. The long term compensation grants made in 2012 to our Named Executives (other than our CEO) are a mix of approximately 50% options, 25% RS, and 25% CS-RSUs. CS-RSUs track to our common stock price, align executive interests with our stockholders, and emphasize our performance based culture. The CS-RSUs vest 25% per year beginning on the second anniversary of grant.

  •
  Amendment to Russell Goldsmith Employment Agreement:  Our Compensation Committee approved an amendment (Amendment) to our CEO's current employment agreement (2010 Employment Agreement and, as amended, the Current Employment Agreement) to make significant changes to the long term compensation component of our CEO's performance based incentive compensation. Currently, all of our CEO's long term compensation consists of equity awards that are subject to attainment of pre-set performance goals pursuant to the 2010 Employment Agreement, as further described below under "2011 Compensation Actions for Named Executives." Under the Amendment, the Company will replace all of the equity based awards with annual performance based long term cash incentive awards that will both enhance and strengthen the pay for performance alignment of our CEO's compensation and reduce the Company's dilution to stockholders from the historical use of equity based awards. The following explains the changes made to our CEO's compensation as set forth in the Amendment:

  •
  Replace current performance annual RSU and stock option award with target value of $2,640,000 as follows:

  •
  Annual incentive CS-RSU award to be made with target value of $1,125,000 (rather than $1,320,000) if 60% or more of the annual incentive bonus goal is achieved, and scaling down to zero if less than 40% of the annual incentive bonus goal is achieved. The new incentive CS-RSU awards are in a reduced amount and settle in cash thereby reducing share utilization and dilution to our stockholders.

  •
  Annual long term incentive cash award based on earnings per share (EPS) with a target value of $1,125,000 (rather than $1,320,000). This new long term incentive cash award replaces the traditional annual stock option grants and requires the achievement of additional performance goals. The Compensation Committee believes these additional performance conditions strengthen the linkage between compensation earned and the value delivered to our stockholders. Payment of the target award of $1,125,000 will be determined by comparing the Company's actual cumulative EPS for the three years from the date of grant to the sum of three target EPS amounts set by the Compensation Committee at approximately the start of each year. The EPS target amounts set by the Compensation Committee each year will be developed from the Company's budgeting process and will reflect rigorous performance goals approved by the Compensation Committee and the Board of Directors, taking into account historical performance, current and expected economic conditions, and the Company's operating and investment plans. If actual EPS for the three years is 75% of the cumulative EPS target, then 60% of the target award will be payable, scaling up to 100% of the target award if 100% or more of the targeted EPS is achieved. If actual cumulative EPS is less than 75% of the sum of the targets, no amount will be payable. In addition, no amount is payable unless 40% of the annual incentive bonus goal for the year of grant is achieved.

        •
        An additional 50% of the target award ($562,500) may be earned in the fourth year after grant of the new long term incentive cash award if actual cumulative EPS for the four-year period is 7.5% greater than target cumulative EPS for the same period, scaling down to 33.33% of the target award ($375,000) if actual cumulative EPS is 5% greater than target cumulative EPS. To the extent less than $562,500 is earned in the fourth year, the difference between $562,500 and the amount earned in the fourth year may be earned in the fifth year, provided that five-year actual EPS would justify an additional payout because fifth year performance is higher than fourth year performance (using the same methodology applicable to year four).

    •
    Replace current annual TSR-based performance stock options with annual TSR-based cash long term incentive awards as follows:

    •
    Annual TSR-based cash long term incentive award based on comparison of Company's three year TSR for the 36-month period starting July 1 of the year of grant (for example, the performance period for the 2012 grant is from July 1, 2012 through June 30, 2015) relative to the KBW Regional Bank Index. Potential payout of each annual award would be $750,000 at target for 50th percentile relative TSR performance, with a range for threshold to maximum performance from $0 to $1,125,000. No award is earned if the Company's TSR is below the 25th percentile of the KBW Regional Bank Index and the maximum award is earned only if the Company's TSR is equal to or above the 90th percentile of the Index. The value of the new potential award is 16 2/3% less than the current annual potential award values for equivalent relative TSR values; for example, under the replaced award 50th percentile performance resulted in the grant of options with a value of $900,000 as compared to the new structure, which would result in a cash payment of $750,000.

    •
    To alleviate the current volatility in changes in the value of the SERP and to tie the value more closely with the company's stock price, the Amendment amends the benefit calculations in our CEO's SERP (Amended Plan) so that the benefit payable is computed as if the present value of the accumulated SERP benefit is frozen as of March 14, 2012 and invested on that date in fully vested interests in the CNC Stock Fund, which is measured in shares of CNC common stock (deferred stock units). Dividends on these deferred stock units will be deemed reinvested in additional deferred stock units. Upon termination of employment, the deferred stock units will be paid out in a lump sum (subject to any delay required for legal compliance) in shares of CNC common stock. This change reinforces alignment with performance since the value of the SERP will now track to our common stock price.

Our Compensation Program is Supported by Effective Corporate Governance

        Following are highlights of our corporate governance framework, which reinforces our pay for performance culture:

  •
  Stock Ownership Requirements—Named Executives are required to hold a multiple of salary in Company stock pursuant to our stock ownership requirements. See below under Stock Ownership Requirements for more information.

  •
  Compensation Plan Risk Assessment—The Compensation Committee retains and consults an independent compensation consultant to work with our senior risk officers to conduct an annual risk-based review of all of the Company's employee incentive plans.

  •
  No Repricing or Discounted Stock Options—The 2008 Plan prohibits the repricing of any outstanding stock option or the use of discounted stock options.

  •
  Clawback—Pursuant to his employment agreement, our CEO's incentives are subject to forfeiture and recoupment if based on materially inaccurate financial statements or any other inaccurate performance metric criteria.

  •
  Double Trigger and No Tax Gross-up—Our CEO's employment agreement requires a termination of employment in addition to a change in control before change in control benefits are triggered, and there is no golden parachute excise tax gross up.

  •
  Trading Restrictions—Prohibitions on hedging or speculative trading in Company stock.

Response to 2011 Say on Pay Vote:

        The Company's 2011 annual meeting of stockholders included an advisory (non-binding) vote on executive compensation (Say On Pay). Approximately 97% of the votes then cast approved the Say on Pay resolution. The Company's management, the Board and the Compensation Committee value the opinions expressed by our stockholders in their vote on the Say on Pay resolution and have considered the Say on Pay vote in making ongoing executive compensation policies and decisions regarding Named Executives consistent with the principles stated both in the 2011 proxy statement and this proxy statement.

Role of our Compensation Committee:

        Our Compensation Committee is comprised of independent directors and is responsible for reviewing and approving our director and officer compensation plans, policies and programs, including compensation awarded to our CEO and other Named Executives. Each material action of the Compensation Committee is reported to the full Board of Directors at its regular meetings. See Company Corporate Governance above regarding the responsibilities of the Compensation Committee under its Charter and regarding the role of compensation consultants.

Risk Management:

        At the request of the Compensation Committee, the Company's senior risk officers worked with Frederic W. Cook to conduct a risk-based review of the Company's employee incentive plans. The objective of the review was to identify areas of risk or potential for unintended consequences that exist in the design of compensation programs and to identify potential areas of concern in the Company's incentive plans relative to the Company's enterprise risk factors. Design features of the incentive plans that mitigated risk were taken into consideration in evaluating the overall results.

        The results of this review were presented to and discussed by the Compensation Committee at its meeting on January 18, 2012. With the concurrence of the Company's SRMO and the independent consultant, the Compensation Committee concluded that there were no significant risk areas from an incentive compensation risk perspective, the incentive plans were generally well aligned with compensation design principles, and the risks arising from the Company's incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

        The review also considered the Guidance on Sound Incentive Compensation Policies jointly issued in June 2010 by federal regulatory agencies and proposed rules issued pursuant to section 956 of the Dodd-Frank Act, each of which contain further guidance for assessing risk with respect to employee compensation plans. At this time, the impact, if any, of the Guidance on the Company's incentive arrangements is unknown and, until the proposed rules are finalized, the Company cannot predict what those rules will ultimately provide. The Company will continue to monitor the impact of the Guidance and the proposed rules with respect to its incentive compensation program and risk.

Role of Internal Comparison and Use of Market Comparison Data:

        We seek to establish compensation levels that are both consistent with the external competitive market and also reflective of the internal value of each position based on our strategies and business goals. Our compensation programs achieve a balance between fixed and variable pay and result in our executives having more pay at risk than non-executive colleagues. As a part of our decision making process for executive compensation, we internally compare executives' roles and their respective performance. We look at the relative level of complexity and significant differences of each job position, the position of the job in the Company's hierarchy, the internal reporting relationship of the job position and the added value of the job to the Company and then calibrate the total compensation appropriately.

        On a case-by-case basis and from time to time, we assess the compensation level for positions by analyzing market data that is reflective of our talent market. We obtain this data both from published surveys and, as needed, our own surveys. To the extent we compare our compensation with the compensation levels at other companies, we generally try to position the compensation of our Named Executives within a competitive range of the 50th percentile of surveyed companies, with the exception of our CEO who is positioned above that range. However, an individual Named Executive's pay may differ from this overall competitive positioning strategy due to an individual's performance, experience level, scope of responsibility, unique skills and talents, and the competitive market for the officer's position. Each Named Executive's current and prior compensation is considered in setting future compensation.

2011 Compensation Elements

        The Company's executive compensation elements provide a mix of direct cash and equity compensation and participation in Company-sponsored benefit plans generally available to other colleagues. As described below, the elements of direct compensation include base salary, an annual incentive award, and a long term equity award, which in 2011 consisted of stock options and RS/RSUs. Typically, long term awards have been a mix of approximately one-half options and one-half RS/RSUs based on grant date fair value; however from time to time, we have granted equity awards for targeted special purposes which may have unique terms.

Pay Element	Description/Objective	Performance Criteria	Vesting Period

Annual Compensation

Base Salary	• Fixed annual cash amount • Compensates Named Executives for services during year and forms foundation for other reward vehicles	• Reviewed annually • Increases are based on competitive market data, internal equity, company performance and individual performance	N/A

Annual Incentive Award	• Paid in cash • Award targets established as percentage of base salary based on position's level of responsibility and market competitiveness	• Reviewed annually • Performance criteria established annually by Compensation Committee and S&P Committee	• Payout determined and awarded after end of fiscal year
• Award decision based on Company, business unit and individual performance
• Compensation Committee determines final award

Long Term Compensation

RS and RSUs	• Convert 1-for-1 to shares of common stock • Aligns executive interests with stockholders • Emphasizes performance-based culture • Includes dividends/dividend equivalents • Retention tool	• Stock price • Amount of CEO annual equity award is subject to achievement of 60% or more of the annual non-equity incentive target • Vesting is time based subject to continuing service	• Typically vest 25% per year beginning on the 2nd anniversary of grant • Some grants vest over six years in 2 installments with 50% following 5th year of grant and 50% following 6th year of grant

Stock Options	• Ten year term • Exercise price set at closing stock price on date of grant • Value realized only if stock price rises above exercise price • Aligns executive interests with stockholders

•

Stock price appreciation

•

Amount of CEO annual equity award is subject to achievement of 60% or more of the annual non-equity incentive target

•

Amount of CEO mid-year stock option award is based on comparison of Company 3 year TSR relative to the KBW Regional Bank Index

• Vest 25% per year beginning on the 1st anniversary of the grant

Pay Element	Description/Objective	Performance Criteria	Vesting Period

Plans and Programs

Deferred Compensation	• Voluntary • Provides flexibility for an executive to manage individual tax liability • No Company match other than profit sharing make-up contribution	N/A	• Compensation deferred into accounts that earn a market return based on a variety of investment options

Benefit Programs

•

Company 401(k) Plan with Company match and Profit Sharing

•

Company health insurance

•

Change in control plans (see below and see Potential Payments Upon Termination or Change in Control table)

•

CEO receives certain supplemental retirement benefits (see Pension Benefits table)

		• Profit sharing contribution based on annual growth in net profits year over year capped at 8% of net profits less matching contributions	N/A

Perquisites	• Limited personal benefits	N/A	N/A

2011 Compensation Actions for Named Executives

CEO:

2011 Annual Base Salary

        Our CEO's base salary is fixed at $980,000 for the term of the Current Employment Agreement.

Performance Based Incentive Compensation

  2011 Annual Cash Incentive Compensation

        Our CEO's annual cash incentive compensation in 2011 was determined pursuant to the VBP and the 2010 Employment Agreement. The VBP is designed to permit the tax deductibility of annual incentive awards for our CEO and the next three most highly compensated executive officers (other than our CFO) as of the end of the year. In 2011, the Compensation Committee reviewed and approved NI as the financial criteria under the VBP for our CEO, and set the performance goal at $142 million. The NI goal was developed from the Company's budgeting process and reflected the Company's financial and other business goals approved by the Board of Directors. The payout range for the annual incentive is expressed as a percentage of base salary based on percentage achievement of the performance goal, as follows:

NI Goal Achievement	Bonus Percentage of Target	Payout Percentage of Base
<70%	0%	0%
70%	15%	26%
100%	100%	175%
154%	200%	350%

        In 2011, 121% of the NI goal was achieved by the Company. In accordance with the 2010 Employment Agreement and the VBP, the Compensation Committee approved the payment to our CEO of an incentive bonus of $2,381,944. This payout reflects payment of 138.9% of target and 243% of base. This award reflects the solid growth in our Company's 2011 net income under the leadership of our CEO and illustrates our organization's commitment to its stated objective to pay for performance.

  Long Term Compensation

        For 2011, all of our CEO's long term compensation consisted of equity awards that were subject to attainment of pre-set performance goals pursuant to the 2010 Employment Agreement. The performance goals determined whether an equity award grant was made as well as the amount of the grant. Our CEO's long term compensation was awarded pursuant to the following terms:

        Annual Equity Award:     Grant of the annual equity award was subject to the level of achievement of the pre-set performance goal for our CEO's annual cash incentive compensation. The target annual equity award was $2,640,000 under the 2010 Employment Agreement and was granted 50% in time-vested stock and 50% in time-vested options. The following table shows the percentage of the target annual equity award granted based on percentage achievement of the performance goal:

Achievement of Performance Goal	Grant of Target Annual Equity Award
60% or more	100%
50% to below 60%	75%
40% to below 50%	50%
Less than 40%	0%

In 2011, the Company granted 100% of the annual equity award to our CEO due to the achievement of more than 60% of the performance goal set for 2010 NI. 154% of the 2010 NI goal was achieved.

        Clawback:     If an Annual Stock Award or Annual Incentive Bonus is or was based on materially inaccurate financial statements or any other inaccurate performance metric criteria, the excess compensation is subject to forfeiture and recoupment.

        Mid-year performance stock option:     Grant of a mid-year performance stock option award was based on the Company's TSR for the immediately preceding three years as of June 30th as compared to an index of peer banks. The peer banks used were the component companies included in the KBW Regional Bank

Index. The value of the grant was calculated based on the Company's 3-year TSR percentile ranking versus the peers as follows:

TSR Percentile	Deemed Value ($)
Below 25%	0
25% to below 50%	450,000
50% to below 75%	900,000
75% to below 90%	1,200,000
90% and above	1,350,000

For the three year performance period applicable to the 2011 grant, the Company ranked at the 75th percentile and the Company granted our CEO a stock option award with a deemed value of $1,200,000.

Other Named Executive Officers:

2011 Annual Base Salary

        During its 2011 annual compensation review, based on Company and individual performance and competitive market data, the Compensation Committee approved increases in the base salaries of the Named Executives to the following amounts, effective March 1, 2011:

Named Executive	Base Salary ($)
Christopher J. Carey	525,000
Christopher J. Warmuth	550,000
Brian Fitzmaurice	418,000
Michael B. Cahill	432,600

Performance Based Incentive Compensation

  2011 Annual Cash Incentive Compensation

        The Compensation Committee designated Christopher J. Warmuth, Brian Fitzmaurice and Michael B. Cahill as participants in the VBP for 2011. Mr. Carey, as CFO, participated in the Executive Management Incentive Compensation Plan (Executive Plan). The Compensation Committee used the funding formulas and performance factors under the Executive Plan to provide guidance in its determination of the payouts to the participants under the VBP.

        Payouts to the Named Executives under the Executive Plan are funded based on Company performance and performance of each executive's area of responsibility. Under the Executive Plan, management sets a financial goal for Net Operating Income (NOI) against which actual performance is measured to determine payouts. NOI is calculated as net income available to shareholders, excluding unusual corporate gains or losses (net of tax) to prevent either unearned enrichment or unjust penalties for incentive plan participants. In 2011, the goal for NOI was $142 million with funding capped at 125% at achievement of 115% or more of goal. If less than 85% of the NOI goal is achieved, there is no funding of the Company performance component for any participant in the Executive Plan. Financial goals were also set for each line division as part of setting internal financial and strategic goals, and goals with significant division and/or Company-wide impact were also set for heads of the staff divisions. Christopher Carey and Christopher Warmuth have responsibility for the performance of the entire organization, and funding of payouts to them is based 100% on the Company's performance relative to the financial goal for NOI. Brian Fitzmaurice and Michael Cahill are each responsible for a staff division, and funding of payouts to them is based 60% on the Company's performance relative to the financial goal for NOI and 40% on achievement of their respective annual key division and/or individual performance goals. Funding and payment of the payouts is subject to an individual performance modifier which can result in an upward or downward adjustment by as much as 20%.

        The target and maximum permissible payouts expressed as a percentage of base salary for the Named Executives for 2011 were as follows:

Named Executive	Target	Maximum
Christopher J. Carey	125%	188%
Christopher J. Warmuth	125%	188%
Brian Fitzmaurice	100%	150%
Michael B. Cahill	90%	135%

        For 2011, in excess of 115% of the Company's NOI goal was achieved. The Company performance component was funded at 125% for each participant in the Executive Plan. To determine the payout to each Named Executive, the Compensation Committee considered the Company's 19th consecutive year of profitability and 2011 strong financial performance, as well as each of the Named Executives' contribution to that performance, and the performance of each of them against their division and/or personal goals, as appropriate. Based on the recommendation made by the S&P Committee, the Compensation Committee approved the funding of the awards to each Named Executive at the percentage amount set forth below. The bonuses paid to each executive reflected the following percentage of the maximum bonus that executive could have received under the applicable bonus plan for the Company's 2011 performance:

Named Executive	Percentage of Maximum Bonus
Christopher J. Carey	100%
Christopher J. Warmuth	100%
Brian Fitzmaurice	92%
Michael B. Cahill	92%

        The actual incentive award amounts for each Named Executive are set forth below in the Summary Compensation Table. The Awards reflect the Named Executives' achievement of the goals established for them and their significant contributions to Company strong performance for 2011.

        In order to maximize the deductibility of the compensation and incentive payments to the Named Executives, the requirements of Section 162(m) were taken into account in the structure of the VBP. At the start of 2011, the Compensation Committee reviewed and approved revenue (Revenue) as the financial criteria under the VBP to determine whether the maximum permissible incentive for 2011 could be funded for each of Mr. Warmuth, Mr. Fitzmaurice, and Mr. Cahill, and set the performance goal at $740 million. In each case, these awards could then be reduced, but not increased, at the sole discretion of the Committee. The 2011 revenue goal was achieved.

  2011 Long Term Compensation

        The Compensation Committee approves awards for long term compensation for the NEOs at the same time as annual cash compensation to ensure the Committee considers all elements of proposed compensation concurrently. In granting long term compensation to the NEOs, the Committee follows a methodology including establishing the total dollar value of the award taking into account expectations for the executive's future contribution to the Company's long term success, its strategic business plan and the role of the executive, market data, internal parity, prudent corporate level expense management, and consistency in equity award policies and practices.

        The following table sets forth the grants of equity based awards to the Named Executives in 2011. It provides the number of shares of RS and stock options granted to each Named Executive as part of their annual equity based award. The table also sets forth the amount of a special RSU award (Special RSU

Award) granted to each of Mr. Carey, Mr. Warmuth and Mr. Cahill for retention purposes. One-half of the Special RSU Award vests five years after grant and the other half vests six years after grant subject to forfeiture in the event of termination of employment. In lieu of the Special RSU Award, Mr. Fitzmaurice received an annual equity based award in an increased amount for retention purposes. The Special RSU Award and increased annual equity award to Mr. Fitzmaurice are also intended to provide incentives for the future achievement of long term business goals. The value of each award reflects the significance of the individual's responsibilities, their attractiveness to competitors, and the retention value of their previous equity awards. These awards were granted under the 2008 Plan.

Named Executive	Stock Options	RS	Special RSU Award
Christopher J. Carey	18,334	5,748	24,635
Christopher J. Warmuth	20,953	6,569	24,635
Brian Fitzmaurice	17,000	20,000	0
Michael B. Cahill	7,858	2,463	16,423

Equity Granting Practices

        Grants of equity awards are made by our Compensation Committee in accordance with its Charter and our equity compensation plans. The grant date of all equity awards is the date of the Compensation Committee meeting at which the award is approved and, in the case of stock options, the grant price (also known as the exercise price) is required to be the same as the closing price of our common stock on the NYSE on that meeting date.

        Annual equity awards for Named Executives are granted at a Compensation Committee meeting the same time each year in conjunction with the review of annual individual performance, which meeting typically is held in late February or early March and shortly before the effective date of base salary changes (if any) and annual cash incentive payments. In the event of an equity award for a new hire, management recommends to the Compensation Committee an award in connection with the hiring, but that equity award is not deemed approved until the Compensation Committee specifically approves the grant and the new hire actually begins employment. All details of equity awards are reflected in the minutes of the Compensation Committee meetings, and communication regarding equity awards is provided to appropriate Human Resources, Accounting and Legal Services Division personnel to ensure proper recordation, reporting and accounting for such awards.

Stock Ownership Requirements

        Our stock award program requires our Named Executives to own a specific minimum amount of our common stock consistent with our stated principle to align our Named Executives' interests with our stockholders' interests. The amount of common stock our Named Executives must own varies depending upon the Named Executive's position and is computed as a multiple of annual base salary. Stock ownership requirements are phased in over five years with the first phase of the requirement becoming applicable three years from hire date or change in officer position. As of February 1, 2012, each Named Executive met and exceeded the applicable stock ownership requirements. The stock ownership requirements currently applicable to the Named Executives are listed below:

Named Executive	Stock Ownership Requirement as % of Base Salary
Russell Goldsmith	500%
Christopher J. Carey	350%
Christopher J. Warmuth	350%
Brian Fitzmaurice	150%
Michael B. Cahill	150%

        Ownership may be achieved in several ways including shares owned directly, vested RSUs, stock held in our Profit Sharing Plan, units in the CNC Stock Fund under the Executive Deferred Compensation Plan, 50% of the gain on in-the-money exercisable stock options and 50% of unvested RS/RSUs. The higher of the actual spot date price or the one year simple moving average price for the Company's stock may be used in determining compliance with these ownership requirements.

Other Trading Restrictions

        Our Security Trading Policy, which applies to all our employees and directors, has for many years included a prohibition on hedging or speculative trading in Company stock.

Employment Agreements

        Other than our CEO, the NEOs do not have employment agreements. Russell Goldsmith serves as CEO and President of the Corporation and Chairman of the Board and CEO of the Bank pursuant to the Current Employment Agreement. The Company entered into the Current Employment Agreement with Russell Goldsmith for a term of four years commencing July 16, 2010. The material terms of the fixed and annual and long term incentive compensation payable pursuant to the Current Employment Agreement are described above under 2011 Compensation Actions for Named Executives/CEO and Looking Forward: 2012 Compensation Program Changes. The SERP benefits for 2011 are described below in the Pension Benefits table and for 2012 are described above under Looking Forward: 2012 Compensation Program Changes. Consistent with amendments made as of June 24, 2010, the Current Employment Agreement no longer includes a golden parachute excise tax gross-up or the ability to terminate voluntarily during the 13th month following a change in control. See below under Potential Payments Upon Termination or Change in Control regarding further information regarding the rights of Russell Goldsmith and the Company in various termination scenarios and upon a change in control of the Company.

Termination of Employment and Change in Control Plans and Agreements

        The rights and obligations of Russell Goldsmith and the Company upon a change in control are governed by the terms of the Current Employment Agreement, including Annex A thereto which provides benefits in the event of a change in control of the Company (CEO CIC Agreement). Change in control payments, benefits and rights are set forth in the Strategy & Planning Committee Change in Control Severance Plan (S&P Plan) for Christopher J. Carey and Christopher J. Warmuth, and in the Executive Committee Change in Control Severance Plan (EC Plan, and together with the S&P Plan, the CIC Plans) for Brian Fitzmaurice and Michael B. Cahill.

        The CIC Plans and the CEO CIC Agreement are designed to promote stability and continuity of management despite the risk of job loss in the event of termination due to a change in control, and are consistent with market practices. The CIC Plans and CEO CIC Agreement provide that following a defined change in control event, cash severance payments are paid upon involuntary termination for any reason, other than cause, death or disability, or upon termination for "good reason," within 12 months

(36 months for the CEO) of the occurrence of a change in control. The CIC Plans also provide that a termination for "good reason" includes a voluntary termination of employment during the 30-day period immediately preceding the first anniversary of the change in control. The CEO CIC Agreement provides that the CEO will be employed for the greater of three years or the remaining term of his employment agreement. This structure provides for transition in the event of a change in control and provides an incentive for the named executives to remain with the successor organization after a change in control.

        Information regarding applicable payments under these agreements for the Named Executives is provided below under Potential Payments Upon Termination or Change in Control.

Executive Compensation Tax and Accounting Considerations

        Deductibility of Executive Compensation:     Section 162(m) generally disallows a tax deduction for compensation over $1,000,000 paid for any fiscal year to the Chief Executive Officer and the three other highest paid executive officers other than the Chief Financial Officer unless the compensation qualifies as performance based. To maintain flexibility in compensating executive officers, the Compensation Committee does not require all compensation to be awarded in a tax-deductible manner, but it is their intent to do so to the extent possible and consistent with overall corporate goals. The VBP and the compensation structure of our CEO's employment agreement is designed to maximize the deductibility of our compensation and incentive payments by taking into account the requirements of Section 162(m).

        Nonqualified Deferred Compensation:     Section 409A imposes penalties on participants in deferred compensation arrangements that do not comply with the strict requirements of the rules. The deferred compensation plans were amended effective January 1, 2009 to bring the plans into compliance with Section 409A. As required by the IRS, we believe that we have been operating in good faith compliance with the statutory provisions that became effective January 1, 2005 and the applicable guidance. A more detailed discussion of our nonqualified deferred compensation arrangements is provided below under the heading 2011 Nonqualified Deferred Compensation.

         Accounting for Stock-Based Compensation:     We account for share-based compensation in accordance with Accounting Standards Codification Topic No. 718, Compensation—Stock Compensation. See "Critical Accounting Policies" and Note 15 to our Consolidated Financial Statements, each in our Annual Report on Form 10-K for the year ended December 31, 2011.

Compensation Committee Report

        The Compensation, Nominating & Governance Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussion, the Compensation, Nominating & Governance Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2011.

COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE
BRUCE ROSENBLUM, CHAIRMAN RICHARD L. BLOCH KENNETH L. COLEMAN ROBERT H. TUTTLE

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by our Named Executives for each of the fiscal years indicated.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3)(4) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(5) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6) (h)	All Other Compensation ($)(7) (i)	Total ($) (j)

Russell Goldsmith(8)	2011	980,000	—	1,319,973	2,519,997	2,381,944	2,267,934	37,915	9,507,763
Chief Executive Officer and	2010	979,203	—	1,424,979	1,824,995	3,038,000	1,945,479	37,168	9,249,824
President, City National	2009	978,528	—	1,175,002	1,874,996	0	14,016	30,397	4,072,939
Corporation; Chairman of the
Board and Chief Executive
Officer, City National Bank

Christopher J. Carey	2011	520,833	—	1,850,021	349,996	984,375	—	36,677	3,741,902
Executive Vice President and	2010	495,000	—	535,013	535,008	720,000	—	33,768	2,318,789
Chief Financial Officer, City	2009	470,000	—	300,002	251,640	0	—	52,305	1,073,947
National Corporation and City
National Bank

Christopher J. Warmuth	2011	545,833	—	1,900,012	399,993	1,031,250	—	36,527	3,913,615
Executive Vice President, City	2010	518,333	—	610,017	610,003	756,000	—	35,722	2,530,075
National Corporation and	2009	485,000	—	362,493	304,065	0	—	26,102	1,177,660
President, City National Bank

Brian Fitzmaurice	2011	415,000	—	1,217,800	324,530	575,000	—	31,799	2,564,129
Executive Vice President and	2010	353,750	400,000	1,211,394	469,308	0	—	29,358	2,463,810
Chief Credit Officer, City	2009	315,000	—	100,000	87,809	0	—	20,322	523,131
National Bank

Michael B. Cahill	2011	429,167	—	1,149,969	150,009	537,500	—	31,799	2,298,444
Executive Vice President,	2010	410,000	—	240,013	240,000	500,000	—	29,358	1,419,371
Corporate Administrative & Risk Group,	2009	400,000	—	114,990	96,460	0	—	20,322	631,772
City National Corporation and
City National Bank

(1)
Includes amounts contributed to our Executive Deferred Compensation Plan, which is an unfunded, nonqualified plan with no guaranteed level of performance or security. See the Nonqualified Deferred Compensation table for more detail.

(2)
For fiscal year 2010, Brian Fitzmaurice was guaranteed an annual cash bonus in the amount of $400,000.

(3)
The amounts shown in columns (e) and (f) for stock awards and option awards represent the aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic No. 718, Compensation—Stock Compensation. See the Company's Annual Report on Form 10-K, "Critical Accounting Policies" and Note 15 to the Company's Consolidated Financial Statements for the year ended December 31, 2011 regarding the Company's accounting for share-based compensation plans. Restricted stock awards are valued at the closing price of the Company's common stock on the date of award. The fair value of each option award is estimated on the date of grant using the Black-Scholes valuation model.

(4)
In 2011, as described in the CD&A and the Grants of Plan-Based Awards table, each of Messrs. Carey, Warmuth and Cahill received a one-time special retention stock award in addition to their annual equity compensation awards, and, in lieu of that special equity award, Mr. Fitzmaurice received an increased annual equity award for retention purposes.

(5)
The non-equity incentive compensation award to Russell Goldsmith is paid in accordance with the terms of his employment agreement and the VBP. Our next three most highly compensated NEOs (other than our CFO), were designated as eligible plan participants under the VBP for 2011. For 2011, our CFO participated in the Bank's Executive Plan. See the CD&A for details regarding how objectives are set and actual incentive awards are calculated and determined for each NEO. See also the Grants of Plan-Based Awards table.

(6)
Amounts reported show the aggregate change in the actuarial present value of Russell Goldsmith's accumulated benefit under his SERP for fiscal years 2011, 2010, and 2009. Earnings on nonqualified deferred compensation are not included in this column, since none of the NEOs earned above market or preferential earnings on nonqualified deferred compensation. Information on the Named Executives' earnings under the Executive Deferred Compensation Plan is set forth in the Nonqualified Deferred Compensation table below.

(7)
"All Other Compensation" includes the following for fiscal year 2011:

•
Perquisites:

•
Auto Allowance:    consistent with benefits provided to all executive committee members, each Named Executive receives an annual automobile allowance.

•
Club Dues:    50% of monthly club dues are reimbursed to Named Executives pursuant to our Club Membership Policy which states that club membership is to be used primarily to develop business. Amounts reported for Brian Fitzmaurice and Michael B. Cahill do not include any amounts reimbursed for club dues.

•
Executive Long Term Disability Insurance:    consistent with benefits provided to all executives, the Company fully covers the premium cost of Executive LTDI for the Named Executives.

•
Contributions to Defined Contribution Plan:    Reflects our matching contribution to the Profit Sharing Plan allocable to the Named Executive, including any matching contribution to the Section 401(k) deferred compensation feature of the Profit Sharing Plan. For 2011, a profit sharing contribution of $18,908 was made for each Named Executive.

(8)
Russell Goldsmith serves as CEO and President of the Corporation and Chairman of the Board and CEO of the Bank pursuant to the Current Employment Agreement, the material terms of which are described in the CD&A above.

 2011 GRANTS OF PLAN-BASED AWARDS

        The following table provides information on grants of plan-based awards to the NEOs during fiscal year 2011. The material terms of the equity compensation awards are set forth above in the CD&A.

							All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)
Name	Award Type(1)		Grant Date	Threshold ($)	Target ($)	Maximum ($)

Russell Goldsmith	AIA		—	257,250	1,715,000	3,430,000	—	—	—	—
	RSU	(4)	2/16/2011				21,678	—	—	1,319,973
	SO	(4)	2/16/2011				—	69,146	60.89	1,319,997
	SO	(5)	7/20/2011				—	85,531	53.68	1,200,000

Christopher J. Carey	AIA		—	210,000	656,250	984,375	—	—	—	—
	RSU	(6)	2/16/2011				24,635	—	—	1,500,025
	RS		2/16/2011				5,748	—	—	349,996
	SO		2/16/2011				—	18,334	60.89	349,996

Christopher J. Warmuth	AIA		—	—	687,500	1,031,250	—	—	—	—
	RSU	(6)	2/16/2011				24,635	—	—	1,500,025
	RS		2/16/2011				6,569	—	—	399,986
	SO		2/16/2011				—	20,953	60.89	399,993

Brian Fitzmaurice	AIA		—	—	418,000	627,000	—	—	—	—
	RS		2/16/2011				20,000	—	—	1,217,800
	SO		2/16/2011				—	17,000	60.89	324,530

Michael B. Cahill	AIA		—	—	389,340	584,010	—	—	—	—
	RSU	(6)	2/16/2011				16,423	—	—	999,996
	RS		2/16/2011				2,463	—	—	149,972
	SO		2/16/2011				—	7,858	60.89	150,009

(1)
Type of Award:
    AIA—Annual Incentive Award
    RSU—Restricted Stock Unit
    SO—Stock Option
    RS—Restricted Stock

(2)
See the Summary Compensation Table and CD&A regarding the respective incentive plans, details regarding calculation and determination of non-equity incentive awards and 2011 non-equity actual incentive awards.

(3)
For a discussion of the assumptions made by us in arriving at the grant date fair value of these awards, see note 15 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011.

(4)
Annual performance based equity award made to our CEO under the terms of his employment agreement and the 2008 Plan with aggregate grant date value of $2,640,000 if 60% or more of the annual non-equity incentive target is achieved and scaling down to zero, if less than 40% of target is achieved. In fiscal year 2011, the full amount of the annual equity award was granted as more than 60% of target was achieved.

(5)
Performance based stock option grant made to our CEO under the terms of his employment agreement and the 2008 Plan. Award of the stock option grant is conditioned upon our TSR for the immediately preceding three years as of June 30, 2011 being sufficient to place us in at least the 25th percentile of peer banks ranked by TSR scaling up ratably to the 90th percentile for a maximum payout of $1,350,000. In fiscal year 2011, our TSR percentile was in the 75th TSR percentile resulting in an option grant date value of $1,200,000.

(6)
RSUs granted on February 16, 2011 in addition to annual equity compensation awards. One-half of these RSUs vest on February 15, 2016 and one-half vest on February 16, 2017. See the Summary Compensation Table and CD&A for additional information regarding these awards.

2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information about outstanding equity awards to the NEOs at December 31, 2011.

			Option Awards(1)					Stock Awards(2)

					Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
			Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
									Market Value of Shares or Units of Stock That Have Not Vested ($)
								Number of Shares or Units of Stock That Have Not Vested (#)
	Option Grant Date					Option Exercise Price ($)	Option Expiration Date
Name			Exercisable	Unexercisable

Russell Goldsmith	2/27/2002		125,000			50.30	2/26/2012
	7/24/2002		250,000			47.12	7/23/2012
	6/4/2003		62,500			45.54	6/3/2013
	2/25/2004		47,440			60.93	2/24/2014
	3/11/2005		42,000			68.98	3/10/2015
	3/3/2006		46,196			75.87	3/2/2016
	7/14/2006		30,157			64.08	7/13/2016
	2/20/2007		66,840			74.79	2/19/2017	4,178	184,584
	7/25/2007		30,432			72.51	7/24/2017
	2/27/2008		71,472	23,825		54.88	2/26/2018	10,706	472,991
	7/23/2008		16,879	5,627		50.39	7/22/2018
	3/6/2009		105,665	105,666		23.68	3/5/2019	37,215	1,644,159
	7/22/2009		30,567	30,568		34.11	7/21/2019
	3/4/2010		20,640	61,921		50.17	3/3/2020	28,403	1,254,845
	7/21/2010		5,980	17,943		50.88	7/20/2020
	2/16/2011			69,146		60.89	2/15/2021	21,678	957,734
	7/20/2011			85,531		53.68	7/19/2021

Christopher J. Carey	7/6/2004		25,000			65.61	7/5/2014
	3/11/2005		15,000			68.98	3/10/2015
	3/3/2006		13,604			75.87	3/2/2016
	2/20/2007		15,256			74.79	2/19/2017	954	42,148
	2/27/2008		18,248	6,083		54.88	2/26/2018	2,734	120,788
	3/6/2009		18,280	26,979		23.68	3/5/2019	9,502	419,798
	3/4/2010		7,749	23,248		50.17	3/3/2020	10,664	471,135
	2/16/2011			18,334		60.89	2/15/2021	5,748	253,947
	2/16/2011	(3)						24,635	1,088,374

Christopher J. Warmuth	6/3/2002		25,000			53.66	6/2/2012
	6/4/2003		6,250			45.54	6/3/2013
	2/25/2004		5,689			60.93	2/24/2014
	3/11/2005		8,000			68.98	3/10/2015
	5/25/2005		20,000			70.85	5/24/2015
	3/3/2006		16,684			75.87	3/2/2016
	2/20/2007		19,416			74.79	2/19/2017	1,214	53,635
	2/27/2008		22,050	7,350		54.88	2/26/2018	3,303	145,927
	3/6/2009		22,089	32,599		23.68	3/5/2019	11,481	507,231
	3/4/2010		8,835	26,507		50.17	3/3/2020	12,159	537,185
	2/16/2011			20,953		60.89	2/15/2021	6,569	290,218
	2/16/2011	(3)						24,635	1,088,374

Brian Fitzmaurice	2/21/2006		5,500			75.06	2/20/2016
	2/20/2007		6,936			74.79	2/19/2017	434	19,174
	10/24/2007		9,705			65.85	10/23/2017	475	20,986
	2/27/2008		7,603	2,535		54.88	2/26/2018	1,139	50,321
	3/6/2009		0	8,993		23.68	3/5/2019	3,168	139,962
	3/4/2010		2,752	8,256		50.17	3/3/2020	3,787	167,310
	9/22/2010		4,250	12,750		51.07	9/21/2020	20,000	883,600
	2/16/2011			17,000		60.89	2/15/2021	20,000	883,600

Michael B. Cahill	2/27/2002		12,500			50.30	2/26/2012
	6/4/2003		7,500			45.54	6/3/2013
	2/25/2004		5,689			60.93	2/24/2014
	3/11/2005		6,756			68.98	3/10/2015
	4/3/2006		6,250			76.94	4/2/2016
	2/20/2007		8,324			74.79	2/19/2017	521	23,018
	2/27/2008		9,124	3,042		54.88	2/26/2018	1,367	60,394
	3/6/2009		7,007	10,342		23.68	3/5/2019	3,642	160,904
	3/4/2010		3,476	10,429		50.17	3/3/2020	4,784	211,357
	2/16/2011			7,858		60.89	2/15/2021	2,463	108,815
	2/16/2011	(3)						16,423	725,568

(1)
All stock options referenced in this table vest at the rate of 25% per year, on each of the first four anniversaries of the grant date.

(2)
Unless otherwise noted in these footnotes, all RSUs and RS vest at the rate of 25% per year, beginning on the second anniversary of the grant date. Vested RSUs convert and are distributed at least six months after termination of employment. RSUs that have not vested at termination are subject to forfeiture as described in the 2008 Plan. The market price of shares or units of stock that have not vested is calculated based on $44.18 per share, the closing price of the Company's stock on December 31, 2011, as reported on the NYSE.

(3)
50% of these RSUs vest five years after the grant date and the other 50% will vest six years after the grant date; provided that the RSU award is subject to forfeiture in the event of termination of employment for any reason other than death or total disability.

2011 OPTION EXERCISES AND STOCK VESTED

        The following table contains information relating to the exercise of stock options and vesting of RS and RSUs during fiscal year 2011.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)(3)	Value Realized on Vesting ($)(2)(3)

Russell Goldsmith	—	—	24,823	1,456,706

Christopher J. Carey	—	—	6,338	371,652

Christopher J. Warmuth	—	—	7,735	453,695

Brian Fitzmaurice	6,800	121,244	2,883	161,676

Michael B. Cahill	—	—	2,847	166,990

(1)
Represents the difference between the exercise price of the options and the market price of the Corporation's common stock at the time of exercise as reported on the NYSE.

(2)
12,418 of the stock awards listed for Russell Goldsmith, 3,171 of the stock awards listed for Christopher J. Carey, and 3,908 of the stock awards listed for Christopher J. Warmuth, are RSUs that vested in 2011. Receipt of the shares represented by the RSUs is deferred, and the vested RSUs convert to shares and are distributable on a date that is at least six months after termination of employment.

(3)
The balance of the stock awards listed are vested RS which have been issued to these Named Executives without further restrictions.

2011 PENSION BENEFITS

        The following table provides information about benefits payable to Russell Goldsmith under the Supplemental Retirement Benefit Agreement (SERP). There are no other Company plans that provide for specified retirement payment and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, to the Named Executives. (This table does not address tax-qualified defined contribution plans and nonqualified defined contribution plans.) The present value of accumulated benefit has been calculated using assumptions consistent with those used in the Company's financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Russell Goldsmith	Supplemental Retirement Benefit Agreement (Appendix A to Russell Goldsmith Employment Agreement)	16.22	8,219,656	0

        The cost to the Bank for the year ended December 31, 2011 for the SERP was $938,781. The SERP benefit equals 1.5432% per year of service multiplied by final average pay (the average of the highest three years of Russell Goldsmith's final five years' salary and bonus). The form of benefit elected does not affect the amount of benefits paid under the SERP. Calculation of the SERP benefit would be modified under certain circumstances including a reduction in the benefit if Mr. Goldsmith had retired prior to February 14, 2012. Other key provisions of the SERP include (i) payment of vested benefits upon termination of employment for any reason; and (ii) full vesting upon eight years of service on October 16, 2003.

 2011 NONQUALIFIED DEFERRED COMPENSATION

        Pursuant to City National Bank's 2000 Executive Deferred Compensation Plan (Executive DCP), colleagues who are senior vice presidents or above can elect to defer up to 75% of their salary, up to 100% of their commissions, and up to 100% of their annual non-equity incentive bonus compensation, instead of receiving these amounts as cash payments taxable in the year of receipt. For plan years from and after 2008, the Bank or Corporation shall make a contribution to the account of each participant whose Profit Sharing Plan employer contribution was reduced as a result of deferrals to the Executive DCP. Any amount of base salary and/or commission that a colleague defers into the Executive DCP is not counted for purposes of calculating eligible compensation under the Profit Sharing Plan. If the Corporation makes a Profit Sharing Plan employer contribution, then the Corporation or the Bank shall contribute to a participant's account in the Executive DCP an amount equal to the amount of compensation (as such term is used in the Profit Sharing Plan) that such participant has elected to defer multiplied by the percentage of compensation that participants in the Profit Sharing Plan received as an employer contribution. Other than any profit sharing make-up contribution, contributions to the Executive DCP consist solely of colleague deferrals.

        Under the Executive DCP, colleagues may select from investment options approved by the Bank's Benefits Committee in which the deferred compensation is deemed to be invested, including the "CNC Stock Fund." Other than the CNC Stock Fund, the investment options are non-publicly traded mutual funds, and are only available through variable insurance products. Participants have no ownership interest in any of the investment options they select, as the investment options are used principally to measure gains or losses. In addition, share equivalents allocated to the CNC Stock Fund do not have voting rights. Investment experience is credited to the executives' accounts daily, net of all investment option related expenses. There is no guaranteed investment return on any deferred compensation amounts. Other than the CNC Stock Fund, executives may change investment allocation elections as often as daily. An executive will not subsequently be able to change his or her investment election (or diversify out of the CNC Stock Fund) for any amounts which the executive has designated to be invested in the CNC Stock Fund. The table below shows the seventeen funds in which more than 70% of the assets deferred to the Executive DCP have been allocated and their annual rate of return for the calendar year ended December 31, 2011, as reported by MullinTBG, the plan record keeper for the Executive DCP. These funds and the other investment options available to participants are used as the index for calculating investment returns on executives' deferrals under the Executive DCP.

NAME OF FUND	CAL YR ENDING DEC 2011 RATE OF RETURN %
PIMCO VIT Total Return—Admin Shares	3.40
Fidelity VIP Overseas—Service Class	(17.39)
NVIT Money Market—Class V	(.20)
PIMCO VIT Low Duration—Admin Shares	.91
T. Rowe Price Equity Income—Class II	(1.22)
Goldman Sachs VIT Mid Cap Value	(6.56)
Oppenheimer Global Securities VA—Non-Service Shares	(8.47)
Fidelity VIP II Contrafund—Service Class	(2.83)
Oppenheimer Capital Appreciation VA—Non-Service Shares	(1.35)
Federated NVIT High Income Bond—Class I	3.61
T. Rowe Price New America Growth	(1.27)
PIMCO VIT All Asset—Admin Shares	1.75
Dreyfus Stock Index—Initial Shares	1.67
Invesco V.I. International Growth—Series I Shares	(6.93)
NVIT Emerging Markets—Class I	(22.53)
City National Corporation Common Stock	(26.82)
Fidelity VIP Growth—Service Class	(.06)

        The unfunded, non-qualified plan structure of the Executive DCP is required in order to preserve the beneficial tax deferral treatment for participating colleagues. Amounts in a colleague's deferral account represent unsecured claims against our assets.

        Deferred amounts together with any credited investment returns are paid out to participating colleagues in accordance with their advance written election either (i) in a lump sum or in installments commencing at a specified date during the colleague's employment for amounts other than those invested in the CNC Stock Fund, or (ii) upon termination of employment. No in-service distribution election may be made for any funds deemed invested in the CNC Stock Fund. Hardship distributions are permitted for reason of "unforeseeable emergencies" and are subject to approval by the Benefits Committee. Non-scheduled in-service withdrawals are permitted only with respect to deferrals not subject to Section 409A of the Code and are subject to forfeiture equal to 10% of the amount withdrawn. Separate distribution elections are made for each deferral year, prior to the end of the prior deferral year. Changes to distribution elections are allowed in accordance with Executive DCP plan provisions and for compliance with Section 409A with respect to deferrals made for calendar years 2005 and later.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(2)

Russell Goldsmith	1,063,300	0	14,469	0	5,826,602

Christopher J. Carey	124,083	0	(142,696)	0	453,346

Christopher J. Warmuth	459,875	0	(70,119)	0	2,242,916

Brian Fitzmaurice	0	0	(27,006)	0	76,849

Michael B. Cahill	30,000	0	(38,053)	0	762,670

(1)
Reflects the following amounts for each of the following Named Executives which is reported as compensation for fiscal year 2011 to that Named Executive in the 2011 Summary Compensation Table: Russell Goldsmith—$0; Christopher J. Carey—$52,083; Christopher J. Warmuth—$81,875; Brian Fitzmaurice—$0; and Michael B. Cahill—$0.

(2)
Reflects deferrals of cash compensation from prior years in the following amounts for each Named Executive that were previously reported in the Summary Compensation Table in our proxy statement for the relevant years: Russell Goldsmith—$2,063,300; Christopher J. Carey—$341,195; Christopher J. Warmuth—$1,187,063; Brian Fitzmaurice—$67,200; and Michael B. Cahill—$245,000.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The potential payments to each of our NEOs in the event of their termination or a change in control are discussed below. The following information is generally presented as of December 31, 2011. The amounts shown include amounts earned through that time and are estimates of the amounts that would be paid out to the NEOs upon their termination. The actual amounts to be paid out can only be determined at the time of an actual termination.

Payments Made Upon Any Termination of Employment

        Regardless of the manner in which a Named Executive's employment terminates, the officer would be entitled to receive the following amounts earned during the officer's term of employment: (i) the balance of the executive's deferred compensation account, which includes only personal deferrals and related earnings and does not include a Company contribution, with distributions delayed until at least 6 months after termination; and (ii) amounts accrued and vested through our Profit Sharing Plan. For each Named Executive, see the Nonqualified Deferred Compensation table for aggregate balances as of December 31, 2011, which balances would be distributed pursuant to the Named Executive's election made at enrollment, six months after termination.

        Potential payments in each scenario described below include the following equity compensation:

Name	In-the-money exercisable stock options ($)(1)	Vested RSUs ($)(2)
Russell Goldsmith	2,473,942	3,390,196
Christopher J. Carey	374,740	905,425
Christopher J. Warmuth	452,825	491,017
Brian Fitzmaurice	0	0
Michael B. Cahill	143,644	0

(1)
Value is calculated as the difference between the aggregate exercise price of the options and the aggregate market value of the shares of underlying common stock as of the close of trading on December 31, 2011 based on the closing market price of our stock on that day ($44.18). There is no guarantee that, if and when these options are exercised, they will have this value. Not included upon termination for cause. No options granted prior to 2/23/2005 are in-the-money as of 12/31/2011.

(2)
Value is calculated by multiplying the number of vested units by the closing market price of a share of our common stock on December 31, 2011 ($44.18).

Payments Made Upon Retirement

        Upon retirement after reaching age 65 by the Named Executives other than Russell Goldsmith: (i) subject to expiration, stock options granted prior to February 23, 2006 (all are vested) would have to be exercised within three years following retirement or they would be forfeited (none are in-the-money as of December 31, 2011); (ii) RS granted prior to February 23, 2006 (there are none) would vest immediately and be delivered to the executive; (iii) unvested RSUs granted prior to February 23, 2006 (there are none), would vest immediately and all vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination; and (iv) unvested stock options, RS, and RSUs granted on or after February 23, 2006 would be forfeited immediately.

        Under the terms of his employment agreement, upon retirement on or after age 62, Russell Goldsmith is entitled to receive (i) a lump sum payment under his SERP calculated as set forth above (see 2011 Pension Benefits table) which at age 62 would be $8,332,017, and (ii) office space and secretarial support for five years valued at $988,200. With regard to equity compensation, (i) subject to expiration, stock options granted prior to July 24, 2002 (all are vested), would have to be exercised within three years following retirement or be forfeited; (ii) vested stock options granted on or after July 24, 2002, would have to be exercised within 10 years of the grant date or they would be forfeited; (iii) unvested stock options granted prior to June 24, 2010 would vest immediately and be exercisable for 10 years following the grant date; and (iv) all other unvested options would be forfeited immediately upon retirement. With respect to RS and RSUs, (i) vested RSUs would convert to shares and be delivered at least 6 months after retirement; (ii) RS granted prior to December 22, 2008 would vest immediately and be delivered; (iii) RSUs granted prior to December 22, 2008 would vest immediately, convert to shares and be delivered at least 6 months after retirement; and (iv) all other unvested RS and RSUs would be forfeited immediately. As of December 31, 2011, the value of accelerated vesting and delivery of stock options and restricted share units upon retirement is $3,131,548.

Payments Made Upon Termination of Employment Without Cause or Resignation

        If a Named Executive is terminated without cause or resigns before reaching retirement age, the following would apply: (i) subject to expiration, vested stock options would have to be exercised within 90 days following termination or resignation or they would be forfeited; (ii) vested RSUs would convert to shares and be delivered to the executive at least six months after termination or resignation; and (iii) unvested stock options, RS, and RSUs would be forfeited immediately.

        Upon termination of employment without cause or retirement prior to age 62, Russell Goldsmith is entitled to the compensation and benefits that he would have been paid had his employment agreement been extended for three years from the effective date of his termination ($9,800,000—includes base and bonus for three years from December 31, 2011; bonus is calculated based on 175% of annual base compensation), to receive a lump sum payment under his SERP ($8,219,656 if termination without cause occurs as of December 31, 2011), and to receive office space and secretarial support for five years ($988,200).

        With respect to Russell Goldsmith's stock options, (i) subject to expiration, stock options granted prior to July 24, 2002 (all are vested) would have to be exercised within 90 days of termination or they would be forfeited; (ii) vested stock options granted on or after July 24, 2002 would have to be exercised within 10 years of the grant date or they would be forfeited; (iii) all other unvested stock options granted under his employment agreement would vest immediately and be exercisable for 10 years following the grant date. With respect to Russell Goldsmith's RSUs, (i) vested RSUs would convert to shares and be delivered at least six months after termination; (ii) RS would vest immediately and be delivered; and (iii) unvested RSUs would vest immediately, convert to shares and be delivered at least six months after termination. As of December 31, 2011, the value of accelerated vesting and delivery of stock options, RS, and RSUs upon termination without cause is $6,988,285. As of December 31, 2011, the total of the foregoing amounts payable to Russell Goldsmith upon termination without cause is $25,996,141.

Payments Made Upon Termination of Employment for Cause

        Upon a termination for cause: (i) stock options, both vested and unvested, would be forfeited immediately; (ii) RS and unvested RSUs would be forfeited immediately; and (iii) vested RSUs would convert and be delivered at least 6 months after termination. As of December 31, 2011, upon termination for cause, Russell Goldsmith would receive a lump sum payment under his SERP in the amount of $8,219,656.

Payments Made Upon Death or Disability

        Named Executives:     In the event of the termination of employment of a Named Executive due to the officer's death: (i) unvested stock options would vest immediately and, subject to expiration, all vested stock options would have to be exercised within one year following death or they would be forfeited; and (ii) RS and unvested RSUs would vest immediately, and all vested RSUs would convert to shares and be delivered to the executive's estate at least six months after death.

        Upon termination of a Named Executive's employment because of disability, including permanent and total disability as defined under the Code: (i) unvested stock options would vest immediately and, subject to expiration, all vested stock options would have to be exercised within three years or they would be forfeited; and (ii) RS and unvested RSUs would vest immediately and all vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination.

        As of December 31, 2011, the following is the value of accelerated vesting and delivery of stock options, RS, and RSUs upon death or total disability: Christopher J. Carey—$2,949,261; Christopher J. Warmuth—$3,290,849; Brian Fitzmaurice—$2,349,310; and Michael B. Cahill—$1,502,067.

        Russell Goldsmith:     Under the terms of his employment agreement, upon death or disability, Russell Goldsmith (or his estate) is entitled to the same payments as summarized above for termination without cause. Stock options granted prior to July 24, 2002 (all are vested) would have to be exercised within one year of death, subject to expiration (3 years if termination of employment is due to disability) or they would be forfeited.

Payments Made on Involuntary or Good Reason Termination of Employment in the Event of a Change in Control

        In the event of an involuntary or good reason termination of employment of a Named Executive (other than Russell Goldsmith) following a change in control, the Named Executive would be entitled to the payments and benefits described below under the terms of the applicable CIC Plans. The rights and obligations of Russell Goldsmith and the Company upon a change in control are set forth in the CEO CIC Agreement. In general terms, and subject to specific exceptions and requirements included in the CIC Plans or CEO CIC Agreement, a "change in control" event includes (i) the acquisition of 30% or more of the Company's outstanding common stock or voting power (other than by certain existing stockholders); (ii) a change of the majority of the existing Board; (iii) a transaction resulting in a change of 50% or more of the common stock and voting power of the Company; (iv) any entity acquiring 30% or more of the common stock or voting power; (v) a change of the majority of the Board approving the transaction; or (vi) liquidation or dissolution of the Company.

        The CIC Plans and the CEO CIC Agreement provide that following a defined change in control event, cash severance payments are paid upon involuntary termination for any reason other than cause, death or disability, or termination for "good reason" within 12 months (36 months for the CEO) of the occurrence of a change in control. The CIC Plans provide that termination for good reason includes a voluntary termination of employment during the 30-day period immediately preceding the first anniversary of the change in control.

        Upon an involuntary or good reason termination following a change in control, the Named Executives (other than Russell Goldsmith) would be entitled to the following benefits: (i) a lump sum payment of the Named Executive's annual base salary through the date of termination to the extent not already paid and the highest annual bonus paid to the Named Executive in the prior three years; (ii) a lump-sum payment of three times (2 times for Brian Fitzmaurice and Michael B. Cahill) all compensation and benefits, with the basis for the salary payout being 12 times the highest monthly base salary previously paid to the Named Executive, and the basis for the bonus payout being the highest annual bonus paid to the Named Executive in the prior three years; (iii) reimbursement for any excise tax applicable according to IRC Section 280G, plus the amount necessary to pay taxes on the excise tax reimbursement (commonly known as a "gross-up"); (iv) outplacement services; and (v) subject to the discretion of our Compensation Committee, all unvested stock options would vest immediately at the time of change in control, subject to expiration, all vested options would have to be exercised within 90 days or they would be forfeited, RS and unvested RSUs would vest immediately at the time of change in control, and all vested RSUs would convert to shares and be delivered to the executive at least six months after termination.

        Upon an involuntary or good reason termination by Russell Goldsmith following a change in control, Russell Goldsmith would be entitled to the following benefits: (i) a lump sum payment of his annual base salary and annual bonus amount through the date of termination to the extent not already paid with the annual bonus calculated using the target percentage amount set forth in his employment agreement; (ii) a lump-sum payment of three times all compensation and benefits; (iii) outplacement services; (iv) a lump sum payment under his SERP; (v) office space and secretarial support for five years; and (vi) subject to the discretion of our Compensation Committee, all unvested stock options would vest immediately at the time of change in control and remain outstanding until the expiration of their terms, all stock options granted prior to July 24, 2002 would have to be exercised within 90 days (subject to earlier expiration) or they would be forfeited and all vested options granted on or after July 24, 2002 would remain outstanding until the expiration of their terms, RS and all unvested RSUs would vest immediately at the time of change in control, and all vested RSUs would convert to shares and be delivered to the executive at least six months after termination. The CEO CIC Agreement does not include a gross-up provision or the ability to terminate voluntarily during the 13th month following a change in control.

        The following table describes the payment upon a change in control of the Company, as of December 31, 2011, for each Named Executive.

Name	Cash Compensation ($)	Accelerated Equity Compensation ($)	SERP*/401(k) and Profit Sharing Company Contributions ($)	Benefits ($)	Excise Tax & Gross Up ($)	Total ($)

Russell Goldsmith	9,800,000	6,988,285	8,276,380	1,047,444	N/A	26,112,109

Christopher J. Carey	5,512,500	2,949,261	56,724	47,043	3,012,085	11,577,613

Christopher J. Warmuth	5,775,000	3,290,849	56,724	59,244	3,168,292	12,350,109

Brian Fitzmaurice	2,561,000	2,349,310	37,816	42,496	1,380,888	6,371,510

Michael B. Cahill	2,477,700	1,502,067	37,816	42,424	1,203,637	5,263,644

*
Payment under SERP applicable only to Russell Goldsmith.

 PROPOSAL 5: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Act enables our stockholders to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's rules.

        One of the keys to our Company's success is the continuing execution of our proven and consistent business model and values. As described in the CD&A, our compensation program is designed to attract, retain, motivate and develop our NEOs who are essential to executing our business model, and delivering the financial solutions and quality services that are critical to attaining our goals and increasing stockholder value. We believe that our compensation programs directly link compensation to our performance and align the interests of our executive officers with those of our stockholders.

        We have described in our CD&A and the compensation tables our 2011 compensation philosophy, governance and decisions for the Named Executives. Highlights of this disclosure include:

  •
  summary of the Company's strong 2011 financial performance including achievement of our 19th consecutive year of profitability, net income of $172.4 million, an increase of 37% from 2010; and positioning our Company for future growth;

  •
  description of our pay for performance philosophy including a description of the design of our CEO's target compensation mix which is heavily weighted towards performance based compensation; the governance framework which reinforces our pay for performance environment, and compensation elements;

  •
  2012 compensation program changes including an amendment to our CEO's employment agreement to replace all equity based awards with annual performance based long term cash incentive awards that will both enhance and strengthen the pay for performance alignment of our CEO's compensation and reduce the Company's dilution to stockholders from the historical use of equity based awards, as more particularly described above under Looking Forward: 2012 Compensation Program Changes; and

  •
  2011 compensation actions for our Named Executives, including payment of incentive awards due to achievement of specific financial goals.

        We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement. This vote is advisory, which means that the vote is not binding on the Company, our Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will evaluate the outcome of the vote in making future compensation decisions for NEOs.

        Accordingly, we are asking our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
AN ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT.

APPENDIX A

CITY NATIONAL CORPORATION
2008 OMNIBUS PLAN
(As Amended and Restated)

I.     THE PLAN

        1.1.    Purpose.    The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Corporation with awards and incentives for high levels of individual performance and improved financial performance of the Corporation, and to link Non-Employee Director compensation to shareholder interests through equity grants.

        1.2.    Definitions.

        (a)   "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, Performance Share or Performance Share Unit, Performance Unit, Dividend Equivalent, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        (b)   "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

        (c)   "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

        (d)   "Beneficiary" shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

        (e)   "Board" shall mean the Board of Directors of the Corporation.

        (f)    "Change in Control Event" shall mean:

          (1)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this sub-section (1), the following acquisitions shall not constitute a Change in Control Event: (i) any acquisition directly from the Corporation; (ii) any acquisition by the Corporation; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this paragraph (f), or (v) any acquisition by the Goldsmith Family or any director or partnership for the benefit of any member of the Goldsmith Family; or

          (2)   Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contest by or on behalf of a person other than the Board; or

          (3)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination (i) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially owned, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (4)   Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        (g)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (h)   "Commission" shall mean the Securities and Exchange Commission.

        (i)    "Committee" shall mean the Compensation, Nominating & Governance Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

        (j)    "Common Stock" shall mean the common stock of the Corporation, $1.00 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

        (k)   "Corporation" shall mean City National Corporation and its Subsidiaries.

        (l)    "Disinterested and Outside" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

        (m)  "Dividend Equivalent" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

        (n)   "DRO" shall mean a valid domestic relations order under applicable state law, acceptable to the Corporation.

        (o)   "Eligible Employee" shall mean an officer at a level of Vice President or the equivalent (whether or not a director) of the Corporation, any other officer of the Corporation who performs substantial services for the Corporation, selected to participate in the Plan by the Committee, or any Other Eligible Person, as determined by the Committee in its discretion.

        (p)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (q)   "Fair Market Value" shall mean, with respect to Common Stock, the price at which the Common Stock sold on the last normal transaction of the trading day on a specified date, or if no trading occurs on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the New York Stock Exchange.

        (r)   "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

        (s)   "Nonqualified Stock Option" shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a nonqualified stock option under this Plan and not an Incentive Stock Option under the Code.

        (t)    "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Corporation, including, but not limited to, a member of the Board who qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3.

        (u)   "Option" shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

        (v)   "Other Eligible Person" shall mean any other person (including significant agents and consultants) who performs or agrees to perform substantial services for the Corporation of a nature similar to those performed by employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

        (w)  "Participant" shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

        (x)   "Performance Goals" means any performance goals established by the Committee in connection with the grant of an Award. In the case of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: revenues; earnings (including earnings before or after taxes, earnings before or after interest and taxes or earnings before or after interest, taxes, depreciation and amortization); earnings per share; operating income (including non-pension operating income); pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); return on equity; return (including risk-adjusted return) on capital (including total capital or invested capital); return on assets; assets; assets under management and administration; economic value added (or an equivalent metric); stock price appreciation; total shareholder return (measured in terms of stock price appreciation and dividend growth); efficiency ratio; or non-interest income with respect to the Corporation or any one or more Subsidiaries, divisions, business units or business segments of the Corporation either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

        (y)   "Performance Period" means the period specified by the Committee during which any Performance Goals with respect to an Award are to be measured.

        (z)   "Performance Shares" shall mean an Award in the form of Shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

        (aa) "Performance Share Units" shall mean an Award denominated in Shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan and that will be paid in an amount in Shares, cash or a combination thereof, based upon the Fair Market Value of a specified number of Shares.

        (bb) "Performance Units" means any Award of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, Shares, cash or a combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        (cc) "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

        (dd) "Plan" shall mean this 2008 Omnibus Plan.

        (ee) "Restricted Stock" shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

        (ff)  "Restricted Stock Units" shall mean an Award denominated in Shares made pursuant to the provisions, and subject to the terms and conditions, of Article IV of the Plan and that will be paid in an amount in Shares, cash or a combination thereof, based upon the Fair Market Value of a specified number of Shares.

        (gg) "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

        (hh) "Rule 16b-3" shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

         (ii)  "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

        (jj)   "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        (kk) "Shares" shall mean shares of Common Stock of the Corporation.

        (ll)   "Stock Appreciation Right" shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

        (mm)  "Subsidiary" shall mean any corporation or other entity, a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

        (nn) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

        1.3.    Administration and Authorization; Power and Procedure.

        (a)   Committee.    This Plan shall be administered by, and all Awards to Eligible Employees and Non-Employee Directors shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

        (b)   Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

            (i)  To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

           (ii)  To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest consistent with the express limits of this Plan, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (iii)  To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (iv)  To construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v)  To cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

          (vi)  To accelerate or extend the exercisability or vesting consistent with the express limits of this Plan or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

         (vii)  To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        (c)   Binding Determinations.    Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation, shall be liable for any such action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        (d)   Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

        (e)   Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

        1.4.    Participation.    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee Director, who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.5.    Shares Available for Awards.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Corporation's authorized but unissued Common Stock. The Shares may be delivered for any lawful consideration.

        (a)   Number of Shares.

            (i)  The maximum number of Shares that may be subject to Awards granted to Eligible Employees and Non-Employee Directors under this Plan (which is subject to the adjustments contemplated by Section 6.2) made after the action taken at the May 9, 2012 shareholder meeting, or any adjournment or postponement thereof, shall not exceed the sum of (i) 750,000 Shares approved by the shareholders, (ii) plus all Shares which were remaining available pursuant to shareholder approval of the Plan on April 20, 2011, and (ii) Shares that are the subject to the reissue of Awards pursuant to Sections 1.5(c), 6.13(b), 6.14(b), 6.15(b), and 6.16(b). If a Stock Appreciation Right is exercised the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be subject to Awards under this Plan and, if applicable, such Award. For every Share subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, or Performance Units actually paid in Shares under this Plan, the Shares available for grant hereunder shall be reduced by 2 Shares (3.3 Shares, for such Awards made prior to April 21, 2010).

           (ii)  The maximum number of Shares that may be granted pursuant to Awards of Incentive Stock Options shall not exceed 4,000,000 Shares, subject to the adjustments contemplated by Section 6.2.

          (iii)  The maximum Awards under this Plan that can be granted to any one Participant in any three calendar year period shall not exceed 2,400,000 Options or Stock Appreciation Rights, or in the case of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units their equivalent at the ratio of 1:2 (1:3.3 for such Awards made prior to April 21, 2010), subject to adjustment as contemplated in Section 6.2.

        (b)   Reservation of Shares.    Common Stock subject to outstanding Awards shall be reserved for issuance. If the Corporation withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award (including, the number of Shares withheld) shall not be available for additional Awards under this Plan.

        (c)   Reissue of Awards.    Subject to any restrictions under Rule 16b-3, (i) Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, provided the Participant has not received dividends during the period in which the Participant's ownership was not vested, or (ii) Shares which are subject to any Award, or portion of any Award, that is settled for cash shall again be available for Award. If Shares are withheld or tendered as payment of the exercise price or for taxes in connection with an Award, however, such Shares may not be reissued or otherwise treated as available for additional Awards or issuance under the Plan. For Stock Appreciation Rights, the specified number of Shares underlying the Award shall be treated as being unavailable for other Awards or other issuances unless the Stock Appreciation Right is forfeited, terminated or cancelled without the delivery of Shares.

        Every Share subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units or Performance Units that becomes available for reissue of Awards pursuant to this Section 1.5(c) shall increase the number of Shares that may be subject to Awards granted under this Plan by 2 Shares (3.3 Shares for Awards granted prior to April 21, 2010) (which corresponds to the reduction factor used at the time of the Award as set forth in Section 1.5(a) above).

        Every Share subject to Awards of Restricted Stock or Restricted Stock Units that becomes available for reissue of Awards pursuant to Sections 6.13(b), 6.14(b), 6.15(b) or 6.16(b) shall increase the number of Shares that may be subject to Awards granted under this Plan by the same reduction factor (if any) set forth in the Corporation's plan under which such Shares were awarded.

        (d)   Interpretive Issues.    Additional rules for determining the number of Shares authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

        1.6.    Grant of Awards.    Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Shares, Performance Share Units, Performance Units, or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the Performance Goals and other specific objectives, goals and performance criteria that further define the terms of such Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.7.    Award Period.    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or Stock Appreciation Rights, not later than ten (10) years after the Award Date.

        1.8.    Limitations on Exercise and Vesting of Awards.

        (a)   Provisions for Exercise and Vesting.    Except as may otherwise be provided in this Plan, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides. For the avoidance of doubt, Awards may become exercisable or may vest or the restrictions thereon may lapse prior to the six-month anniversary of the initial Award Date in the event of the Participant's death or Total Disability or a Change in Control Event.

        (b)   Procedure.    Any exercisable Award shall be deemed to be exercised when the Controller's Office of the Corporation receives written notice of such exercise from the Participant or his or her broker, together with any required payment made in accordance with Section 2.2(b).

        (c)   Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.9.    No Transferability.

        (a)   Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan.

        (b)   The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with either affiliated persons or unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

II.    OPTIONS

        2.1.    Grants.    One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement.

        2.2.    Option Price.

        (a)   Pricing Limits.    Subject to Section 2.3(c), the purchase price per Share covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of a Share on the Award Date.

        (b)   Payment Provisions.    The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

        2.3.    Limitations on Grant and Terms of Incentive Stock Options.

        (a)   $100,000 Limit.    To the extent that the aggregate "fair market value" of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b)   Other Code Limits.    There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        (c)   Limits on 10% Holders.    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the

Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        (d)   No Incentive Stock Options may be granted to an individual who is not an employee of the Corporation.

        2.4.    Option Period.    Subject to Section 2.3(c), each Option and all rights thereunder shall expire no later than ten years after the Award Date.

        2.5.    No Option Repricing.    Subject to Section 6.2 and Section 6.6, the Committee may not reduce the exercise price of any Option granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options as consideration for the grant of a new Award with a lower per-share exercise price.

III.  STOCK APPRECIATION RIGHTS

        3.1.    Grants.    In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

        3.2.    Exercise of Stock Appreciation Rights.

        (a)   Exercisability.    A Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

        (b)   Effect on Available Shares.    In the event that a Stock Appreciation Right related to another Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option of the Participant.

        (c)   Stand-Alone SARs.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

        (d)   Exercise Period.    Each Stock Appreciation Right and all rights thereunder shall expire no later than ten years after the Award Date.

        3.3.    Payment.

        (a)   Pricing Limits.    The exercise price per Share or the initial Share value covered by each Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted, but shall not be less than 100% of the Fair Market Value of a Share on the Award Date.

        (b)   Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

            (i)  The difference obtained by subtracting the exercise price per Share under the Award or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

           (ii)  The number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

        Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the Award Date and noted on the Award Agreement evidencing the Stock Appreciation Right granted hereunder.

        (c)   Form of Payment.    The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (b) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

        3.4.    No Stock Appreciation Right Repricing.    Subject to Section 6.2 and Section 6.6, the Committee may not reduce the exercise price of any Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

IV.    RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

        4.1.    Grants.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration) to be paid, if any, by the Participant and the restrictions imposed on such Shares and the conditions of release or lapse of such restrictions.

        4.2.    Restrictions.

        (a)   Pre-Vesting Restraints.    Except as provided in Section 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

        (b)   Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted Shares which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 4.5, to provide that (i) cash dividends on the Shares subject to the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (ii) subject to any adjustment pursuant to Section 6.2(a), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

        (c)   Cash Payments.    If the Participant shall have received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

        (d)   Conditions of Release or Lapse of Restrictions.    Except in the case of the Participant's death or Total Disability or in the case of a Change in Control Event, the restrictions imposed on Restricted Stock as provided for in the Restricted Stock Award Agreements may not lapse with respect to any Award of Restricted Stock (but not with respect to any Performance Share Award, Performance Share Unit Award or Performance Unit Award) over a period of less than three (3) years following the date of the Award.

        4.3.    Return to the Corporation.    Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

        4.4.    Restricted Stock Units.

        (a)   Grants.    The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director an Award of Restricted Stock Units on such terms as the Committee may determine in its sole discretion, but subject to the vesting restrictions contained in Section 4.2(d) applicable to Restricted Stock Awards. All such Restricted Stock Unit Awards shall constitute Awards for all purposes of the Plan, and may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the Committee in the applicable Award Agreement. The Committee may also grant Dividend Equivalents in connection with any such Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

        (b)   Dividend Equivalent Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Unit Award shall be entitled to Dividend Equivalents for all Restricted Stock Units issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Stock Units which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 4.5, to provide that (i) Dividend Equivalents on the Shares subject to the Restricted Stock Unit Award shall be automatically deferred and reinvested in additional Restricted Stock Units, held subject to the vesting of the underlying Restricted Stock Units, and (ii) subject to any adjustment pursuant to Section 6.2(a), Dividend Equivalents payable in Common Stock shall be paid in the form of Restricted Stock Units of the same class as the Common Stock with which such Dividend Equivalent was paid, held subject to the vesting of the underlying Restricted Stock Units.

        4.5.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to Dividend Equivalents to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 1.5 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 4.5

V. PERFORMANCE AWARDS

        5.1.    Performance Share Awards.

        (a)   Grants.    The Committee may, in its discretion, grant Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the number of Shares to be issued subject to the Performance Share Award, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration) to be paid, if any, by the Participant, the Performance Goals and Performance Period or any other conditions upon which vesting of the Award to the Participant shall be based. Subject to paragraph (c) of this Section 5.1, the Committee may provide for full or partial vesting, prior to completion of the Performance Period or the attainment of the Performance Goals specified in the applicable Award Agreement as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

        (b)   Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Performance Share Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Performance Shares which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 5.3, to provide that (i) cash dividends on the Shares subject to the Performance Share Award shall be automatically deferred and reinvested in additional Performance Shares, held subject to the vesting of the underlying Performance Shares, and (ii) subject to any adjustment pursuant to Section 6.2(a), dividends payable in Common Stock shall be paid in the form of Performance Shares of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Performance Shares.

        (c)   Conditions of Release or Lapse of Restrictions.    Except in the case of the Participant's death or Total Disability or in the case of a Change in Control Event, the restrictions imposed on Performance Share Awards as provided for in the Performance Share Award Agreements may not lapse with respect to any Award of Performance Shares over a period of less than twelve (12) months following the date of the Award.

        5.2.    Performance Share Unit Awards.

        (a)   Grants.    The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director an Award of Performance Share Units based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Unit Award, the Performance Goals and Performance Period or any other conditions upon which payment of the Award to the Participant shall be based. All such Performance Share Unit Awards shall constitute Awards for all purposes of the Plan, and may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the Committee in the applicable Award Agreement. The Committee may also grant Dividend Equivalents in connection with any such Award which is made under the Plan on such terms as the Committee may determine in its sole discretion. Subject to paragraph (c) of this Section 5.2, the Committee may provide for full or partial vesting, prior to completion of the Performance Period or the attainment of the Performance Goals specified in the applicable Award Agreement as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

        (b)   Dividend Equivalent Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Performance Share Unit Award shall be entitled to Dividend Equivalents for all Performance Share Units issued even though they are not vested, provided that such rights shall terminate immediately as to any Performance Share Units which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 5.3, to provide that (i) Dividend Equivalents on the Shares subject to the Performance Share Unit Award shall be automatically deferred and reinvested in additional Performance Share Units, held subject to the vesting of the underlying Performance Share Units, and (ii) subject to any adjustment pursuant to Section 6.2(a), Dividend Equivalents payable in Common Stock shall be paid in the form of Performance Share Units of the same class as the Common Stock with which such Dividend Equivalent was paid, held subject to the vesting of the underlying Performance Share Units.

        (c)   Conditions of Release or Lapse of Restrictions.    Except in the case of the Participant's death or Total Disability or in the case of a Change in Control Event, the restrictions imposed on Performance Share Unit Awards as provided for in the Performance Share Unit Award Agreements may not lapse with respect to any Award of Performance Share Units over a period of less than twelve (12) months following the date of the Award.

        5.3.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Performance Shares at the time of any dividend payment, and the payment of Shares with respect to Dividend Equivalents to Participants holding Awards of Performance Share Units, shall only be permissible if sufficient Shares are available under Section 1.5 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Performance Share Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Performance Share Units shall provide for settlement in cash and for

Dividend Equivalent reinvestment in further Performance Share Units on the terms contemplated by this Section 5.3.

        5.4.    Performance Units.    Performance Units may be issued hereunder to Eligible Employees, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Unit. The conditions for grant or vesting and the other provisions of Performance Units (including, without limitation, any applicable Performance Goals) need not be the same with respect to each recipient. Performance Units may be paid in cash or Shares (or any combination thereof) as provided by the Committee in the applicable Award Agreement. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Units may be paid in a lump sum or in installments following the close of the Performance Period. The maximum value of the property, including cash or Shares, that may be paid or distributed to any Participant pursuant to a grant of Performance Units under this Plan with respect to any three calendar year period shall be $15.0 million dollars. Except in the case of the Participant's death or Total Disability or in the case of a Change in Control Event, the restrictions imposed on Performance Units as provided for in the Performance Unit Agreements may not lapse with respect to any Award of Units over a period of less than twelve (12) months following the date of the Award.

VI. OTHER PROVISIONS

        6.1.    Rights of Eligible Employees, Participants and Beneficiaries.

        (a)   Employment Status.    Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

        (b)   No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Corporation to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause; provided that nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

        (c)   Plan Not Funded.    Awards payable under this Plan shall be payable in Shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares except as expressly otherwise provided) of the Corporation by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

        6.2.    Adjustments; Accelerations.

        (a)   Adjustments.    If the outstanding Shares are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall (1) proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the exercise price or consideration payable with respect to Awards granted prior to any such change, or (C) the performance standards appropriate to any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options and any Award subject to Section 409A of the Code, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally. Unless the Committee determines otherwise, with respect to any Award which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Corporation to be denied a tax deduction on account of Section 162(m) of the Code.

        (b)   Acceleration of Awards Upon Change in Control Event.    Upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock (and Restricted Stock Units) shall immediately vest free of restrictions, and (iii) each Performance Share, Performance Share Unit and Performance Unit shall become vested to the extent provided in the Award Agreement. Notwithstanding the foregoing, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of vesting of benefits under Awards or determine that only certain or limited vesting of benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for continuance of the Plan and the assumption of Options and Awards theretofore granted, or the substitution for such Options and Awards with new options and awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares, exercise prices and cash payments. In addition, the Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Sections 409A and 422 of the Code.

        (c)   Possible Early Termination of Accelerated Awards.    If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of a reorganization event described in Section 6.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

        6.3.    Effect of Termination of Service.    The Committee shall establish in respect of each Award the effect of a termination of service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., Retirement, early Retirement, termination with or without cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award

(although not beyond the period described in Sections 2.3(c) or 2.4, as applicable, in the case of Options and Section 3.2(d) in the case of Stock Appreciation Rights) and, subject to Sections 1.8(a), 4.2(d), 5.1(c), 5.2(c) and 5.4, increase the number of Shares covered by the Award with respect to which the Award is then exercisable or vested.

        6.4.    Compliance with Laws.    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002), the New York Stock Exchange Corporate Governance Rules and other applicable listing standards and Section 6.17 hereof.

        6.5.    Tax Withholding.    Upon any exercise, vesting, or payment of any Award, the Corporation shall have the right at its option to (i) require the Participant (or his or her Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Corporation may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by the appropriate number of Shares, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

        6.6.    Plan Amendment, Termination and Suspension.

        (a)   Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

        (b)   Shareholder Approval.    If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable New York Stock Exchange listing standard, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 424 of the Code or any other applicable law or New York Stock Exchange listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

        (c)   Amendments to Awards.    Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make any changes to the terms and conditions of Awards which are necessary to comply with Section 409A of the Code and any other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

        (d)   Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change, except as may be required to comply with Section 409A of the Code. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

        6.7.    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        6.8.    Effective Date of the Plan.    This Plan shall be effective as of March 5, 2008, the date of Board and Committee approval.

        6.9.    Term of the Plan.    No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

        6.10.    Governing Law; Construction; Severability.

        (a)   Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

        (b)   Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (c)   Plan Construction.

            (i)  It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

           (ii)  It is the further intent of the Corporation that Options, Stock Appreciation Rights, Performance Shares, Performance Share Units and Performance Units that are granted to or held by a Covered Person, as such term is defined in Section 162(m) of the Code, or other persons designated by the Committee, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.11.    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        6.12.    Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13, 6.14, 6.15, and 6.16.

        6.13.    Relation to 1999 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 1999 Omnibus Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 1999 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after shareholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.14.    Relation to 1995 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 1995 Omnibus Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 1995 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after shareholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.15.    Relation to 2001 Stock Option Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 2001 Stock Option Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 2001 Stock Option Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after shareholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.16.    Relation to Amended and Restated 2002 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's Amended and Restated 2002 Omnibus Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's Amended and Restated 2002 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after shareholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.17.    Compliance with Section 409A of the Code.

        (a)   Awards Subject to Section 409A of the Code.    Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code, the Treasury Regulations thereunder, and this Section 6.17, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code, the Treasury Regulations thereunder, and this Section 6.17.

        (b)   Distributions Under a Section 409A Award.

            (i)  Subject to paragraph (ii) below, any Shares, cash, or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise, or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than: (A) the Participant's separation from service, as determined pursuant to the Treasury Regulations, (B) the date the Participant becomes disabled within the meaning of Section 409A(a)(2)(C) of the Code, (C) the Participant's death, (D) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation, (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation, to the extent permitted under Section 409A of the Code and Treasury Regulation Section 1.409A-3(i)(5), or (F) the occurrence of an unforeseeable emergency with respect to the Participant.

           (ii)  In the case of a Participant who is a "Specified Employee," the requirement of clause (A) of paragraph (i) above shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this paragraph (ii), a Participant shall be a Specified Employee if such holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code.

          (iii)  The requirement of paragraph (i)(F) above shall be met only if, as determined under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

          (iv)  For purposes of this Section 6.17, the terms specified herein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

        (c)   Prohibition on Acceleration of Benefits.    The time or schedule of any distribution or payment of any Shares, cash, or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code.

        (d)   Elections Under Section 409A Awards.

            (i)  Any deferral election provided under or with respect to an Award to any Participant shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under sub-paragraph (A) or (B) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

            (A)  In the case of the first year in which a Participant becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Participant becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

            (B)  In the case of any performance-based compensation based on services performed by a Participant over a period of at least twelve (12) months, any such deferral election may be made no later than six (6) months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

           (ii)  In the event that a Section 409A Award permits, under a subsequent election by the Participant, a delay in a distribution or payment of any Shares, cash, or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

            (A)  such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

            (B)  in the case such subsequent election relates to a distribution or payment not described in clauses (B), (C), or (F) of paragraph (b)(i) above, the first payment with respect to such election must be deferred for a period of not less than five (5) years from the date such distribution or payment otherwise would have been made, and

            (C)  in the case such subsequent election relates to a distribution or payment described in clause (D) of paragraph (b)(i) above, such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under clause (D) of paragraph (b)(i).

        (e)   Compliance in Form and Operation.    A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

        (f)    Plan Construction.

            (i)  Except to the extent specifically provided otherwise by the Committee, it is intended that the Plan and Awards issued thereunder will comply with Section 409A of the Code (and any Treasury Regulations and other guidance issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Committee to be necessary in order to seek to preserve compliance with Section 409A of the Code.

           (ii)  Except to the extent specifically provided otherwise by the Committee, Awards under the Plan which are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department Regulations and other guidance issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

        (g)   No Representations or Covenants with Respect to Tax Qualification.    Although the Corporation may endeavor to (i) qualify an Award for favorable tax treatment (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

APPENDIX B

DECLASSIFICATION AMENDMENT
TO THE RESTATED CERTIFICATE OF INCORPORATION
OF CITY NATIONAL CORPORATION

        Article Ninth of the Restated Certificate of Incorporation of the Company is amended as follows:

        1.     The first paragraph is deleted in its entirety and replaced with the blackline paragraph below.

        ~~The number of directors which shall constitute the whole Board of Directors shall be not less than five nor more than fourteen, and the specific number of directors shall be determined by resolution of the Board of Directors. The Board is divided into three classes, Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. At the 2012 Each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending at the annual meeting to be held in 1997, the directors first elected to Class II shall serve for a term ending at the annual meeting to be held in 1998, and the directors first elected to Class III shall serve for a term ending at the annual meeting to be held in 1999. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.~~

        The number of directors which shall constitute the whole Board of Directors shall be not less than five nor more than fourteen, and the specific number of directors shall be determined by resolution of the Board of Directors. At each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified, unless he or she shall resign, become disqualified, disabled, or shall otherwise be removed. Until the 2014 annual meeting of stockholders, the Board shall be divided into three classes, Class I, Class II and Class III, as nearly equal in size as possible. At the 2012 annual meeting of stockholders, the Class I directors shall be elected for a one year term expiring at the 2013 annual meeting of stockholders; at the 2013 annual meeting of stockholders, both the Class I and II directors will be elected for one year terms expiring at the 2014 annual meeting of stockholders; and at the 2014 annual meeting of stockholders, the terms of then-serving Class I, Class II and Class III directors shall expire and at such annual meeting and at each annual meeting of stockholders thereafter, all directors will be elected for one year terms expiring at the next annual meeting and shall serve until his or her successor shall be elected and qualified. From and after the 2014 annual meeting of stockholders, the directors shall no longer be divided into classes. Each Class I director elected at the 2012 annual meeting of stockholders shall serve for a one year term as provided herein notwithstanding that the amendments to effect the declassification of the Board of Directors as provided herein may be filed with the Secretary of State of Delaware after the 2012 annual meeting of stockholders at which such Class I director was elected and such amendments were approved and adopted by the stockholders.

        2.     The second and third paragraphs are deleted in their entirety.

        3.     A blackline showing the changes to the fourth paragraph is below.

        Any vacancy on the Board of Directors (whether by reason of an increase in the number of authorized directors or due to the death, resignation or removal of a director) may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director chosen to fill a vacancy shall hold office until the next election of ~~the class of~~ directors ~~for which he shall have been chosen~~, and until his successor shall have been duly elected or qualified.

B-1

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01ETPK 1 U P X + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 1. Election of Directors for a (i) one-year term to expire at the Company’s 2013 annual meeting if Proposal 4 is approved or (ii) three-year term to expire at the Company’s 2015 annual meeting if Proposal 4 is not approved. IMPORTANT ANNUAL MEETING INFORMATION A Proposals — The Board recommends a vote FOR all the Director nominees listed below and FOR Proposals 2, 3, 4 and 5. 01 - Kenneth L. Coleman 04 - Christopher J. Warmuth 02 - Bruce Rosenblum 03 - Peter M. Thomas For Against Abstain For Against Abstain For Against Abstain For Against Abstain 2. Ratification of KPMG LLP as independent public accounting firm for 2012. 5. Advisory vote to approve named executive officer compensation. 4. Approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors. 3. Amendment of the 2008 Omnibus Plan. For Against Abstain IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON THE FRONT SIDE OF THIS CARD. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 1 2 8 3 5 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 9, 2012. Vote by Internet • Log on to the Internet and go to www.investorvote.com/cyn • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. • Follow the instructions provided by the recorded message.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF CITY NATIONAL CORPORATION Christopher J. Carey, Michael B. Cahill and Olga Tsokova, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of common stock of City National Corporation held of record by the undersigned at the close of business on March 12, 2012, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of City National Corporation to be held on Wednesday, May 9, 2012 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the Director nominees and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. If you vote by telephone or Internet, please DO NOT mail back this proxy card. (Items to be voted appear on reverse side.) Important Notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Notice of Annual Meeting and Proxy Statement is available at https://www.cnb.com/investor-relations/investor-kit.asp. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON THE FRONT SIDE OF THIS CARD. 2012 Annual Meeting Admission Ticket 2012 ANNUAL MEETING OF CITY NATIONAL CORPORATION STOCKHOLDERS Wednesday, May 9, 2012, 4:30 P.M. PDT CITY NATIONAL PLAZA 555 S. FLOWER STREET, LOS ANGELES, CALIFORNIA 90071 Upon arrival, please present this admission ticket and photo identification at the registration desk. City National Plaza is located at 555 S. Flower Street between 5th and 6th Streets in downtown Los Angeles. Validated valet parking is available underground beneath 555 S. Flower Street. Access to the parking is at the southwest corner of 5th and Flower Streets. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01EVZM 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 1. Election of Directors for a (i) one-year term to expire at the Company’s 2013 annual meeting if Proposal 4 is approved or (ii) three-year term to expire at the Company’s 2015 annual meeting if Proposal 4 is not approved. IMPORTANT ANNUAL MEETING INFORMATION A Proposals — The Board recommends a vote FOR all the Director nominees listed below and FOR Proposals 2, 3, 4 and 5. 01 - Kenneth L. Coleman 04 - Christopher J. Warmuth 02 - Bruce Rosenblum 03 - Peter M. Thomas For Against Abstain For Against Abstain For Against Abstain For Against Abstain 2. Ratification of KPMG LLP as independent public accounting firm for 2012. 4. Approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to declassify the Company’s Board of Directors. 3. Amendment of the 2008 Omnibus Plan. For Against Abstain IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON THE FRONT SIDE OF THIS CARD. 5. Advisory vote to approve named executive officer compensation. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 1 2 8 3 5 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., PDT, on May 4, 2012. Vote by Internet • Log on to the Internet and go to www.investorvote.com/cyn • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. • Follow the instructions provided by the recorded message.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON THE FRONT SIDE OF THIS CARD. CITY NATIONAL CORPORATION PROFIT SHARING PLAN Proxy\Voting Instructions: This Proxy is Solicited on Behalf of the Board of Directors The plan participant, revoking previous voting instructions relating to these shares, hereby instructs City National Bank as Trustee to vote all of the shares of common stock of City National Corporation allocated to the participant’s City National Corporation Profit Sharing Plan account, as of the close of business on March 12, 2012, as specified on the reverse side of this proxy card at the Annual Meeting of Stockholders to be held on Wednesday, May 9, 2012, at 4:30 P.M., PDT at City National Plaza, 555 S. Flower Street, Los Angeles, California, and at any adjournments or postponements thereof. If you sign, date and return the voting instruction card but no choice is specified, if you do not return this card or if you do not otherwise provide directions by telephone or on the Internet by Friday, May 4, 2012, the Trustee shall vote all shares for which you do not provide voting direction in the same proportion as the CNC shares held by other participants in the plan are voted. You may change your vote by submitting a new voting instruction card in accordance with these instructions by Friday, May 4, 2012. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. If you vote by telephone or Internet, please DO NOT mail back this proxy card. (Items to be voted appear on reverse side.) Important Notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Notice of Annual Meeting and Proxy Statement is available at https://www.cnb.com/investor-relations/investor-kit.asp. 2012 Annual Meeting Admission Ticket 2012 ANNUAL MEETING OF CITY NATIONAL CORPORATION STOCKHOLDERS Wednesday, May 9, 2012, 4:30 P.M. PDT CITY NATIONAL PLAZA 555 S. FLOWER STREET, LOS ANGELES, CALIFORNIA 90071 Upon arrival, please present this admission ticket and photo identification at the registration desk. City National Plaza is located at 555 S. Flower Street between 5th and 6th Streets in downtown Los Angeles. Validated valet parking is available underground beneath 555 S. Flower Street. Access to the parking is at the southwest corner of 5th and Flower Streets. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.